UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Arena Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARENA PHARMACEUTICALS, INC.

April 30, 2019

Dear Arena Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Arena Pharmaceuticals, Inc., a Delaware corporation. The Annual Meeting will be held on Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time), at our offices located at 6154 Nancy Ridge Drive, San Diego, California 92121. Details regarding admission to the meeting and the business to be conducted are more fully described in the Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is very important. Whether or not you attend the annual meeting, we hope you will vote as soon as possible. There are three ways that you can cast your ballot without attending the meeting: by telephone, by Internet or by returning your signed and completed proxy card. Please review the instructions included in the proxy statement.

On behalf of Arena’s employees and Board of Directors, I would like to express our appreciation for your support and continued interest in Arena.

Sincerely,

Amit D. Munshi

President, Chief Executive Officer and Director

6154 Nancy Ridge Drive, San Diego, CA 92121

Notice of Annual Meeting of Stockholders

To be held on June 13, 2019

ARENA PHARMACEUTICALS, INC.

6154 Nancy Ridge Drive

San Diego, CA 92121

April 30, 2019

To the Stockholders of Arena Pharmaceuticals, Inc.:

The Annual Meeting of Stockholders of Arena Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time), at our offices located at 6154 Nancy Ridge Drive, San Diego, California 92121, for the following purposes, which are more fully described in the proxy statement accompanying this notice:

1.

To elect the nine nominees for director named herein to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice (Proposal 2);
3.

To approve an amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan to, among other things, increase the number of shares authorized for issuance under the Amended and Restated 2017 Long-Term Incentive Plan (Proposal 3);

4.	To approve the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan (Proposal 4);
5.	To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2019 (Proposal 5); and
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is April 24, 2019. Only stockholders of record at the close of business on April 24, 2019, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 13, 2019, at 9:00 a.m. (Pacific Time) at 6154 Nancy Ridge Drive, San Diego, California 92121.

The proxy statement and annual report to stockholders

are available on our investor relations home page of our website at http://invest.arenapharm.com/.

Whether or not you expect to attend the meeting in person, we urge you to submit your proxy on the Internet or by telephone or, if applicable, complete, sign, date and return the enclosed proxy card or proxy mailed to you at your earliest convenience, in order to ensure your representation at the meeting. Promptly submitting your vote will save us the expense and work of additional solicitation. If you received a printed copy of these materials by mail, you may return your proxy card in the enclosed envelope, which does not require postage if mailed in the United States. You may also vote on the Internet or by telephone pursuant to the instructions that accompanied your proxy card or were included in the Internet Notice. Sending in your proxy card or voting on the Internet or by telephone will not prevent you from voting at the meeting if you desire to do so, as your proxy may be cancelled at your option. Please note, however, that if your shares are held of record by a bank, broker or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of our Board of Directors

Steven W. Spector

Executive Vice President, General Counsel and

Secretary

i

In this proxy statement, “Arena Pharmaceuticals,” “Arena,” “we,” “us”, “our” and the “Company” each refers to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

ii

ARENA PHARMACEUTICALS, INC.

6154 Nancy Ridge Drive

San Diego, CA 92121

PROXY STATEMENT FOR ANNUAL MEETING

OF STOCKHOLDERS

To Be Held On Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time)

GENERAL INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 13, 2019

We have elected to provide access to our proxy materials over the Internet under the “notice and access” rules of the Securities and Exchange Commission, or SEC. On or about April 30, 2019, we intend to send to beneficial owners of our stock a Notice of Internet Availability of Proxy Materials, or Internet Notice, containing instructions on how to access our 2019 Proxy Statement and annual report and vote online. In addition, on or about April 30, 2019, we intend to send a printed copy of our proxy materials to certain of our stockholders of record as of April 24, 2019, or the Record Date. Our proxy statement and annual report are available on our investor relations page of our website at http://invest.arenapharm.com/.

Information Concerning Solicitation and Voting

1.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at our 2019 Annual Meeting of Stockholders, or 2019 Annual Meeting, which is to be held on Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement. You are invited to attend the 2019 Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy on the Internet or by telephone. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or by telephone, as described below.

2.	Why did I receive a Notice Regarding the Availability of Proxy Materials?

In accordance with rules and regulations adopted by the SEC, we make our proxy materials available to our stockholders on the Internet. We are sending certain of our stockholders an Internet Notice. If you received the Internet Notice, such notice will instruct you how you may access and review all of the important information contained in the proxy materials. The Internet Notice also instructs you how you may submit your proxy on the Internet. If you would like to receive a printed copy of the proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Internet Notice.

We may also send you a proxy card, along with a second Internet Notice, on or after the date that is 10 days after the date the first Internet Notice is mailed to beneficial owners of our stock.

3.	How can I attend the 2019 Annual Meeting?

The 2019 Annual Meeting will be held on Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time) at our offices located at 6154 Nancy Ridge Drive, San Diego, California 92121. Directions to the 2019 Annual Meeting may be found at www.arenapharm.com, where you will find a map and directions under “contact us.” For further information about the 2019 Annual Meeting, please call 858.453.7200 and ask for Investor Relations. Information on how to vote in person at the 2019 Annual Meeting is described below.

Attendees and their personal items, including backpacks, packages, suitcases, briefcases, and bags, will be subject to a security inspection. The use of cameras, mobile phones, and audio or video recording equipment will not be permitted.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	1

4.	Who can vote at the 2019 Annual Meeting?

Only stockholders of record at the close of business on the Record Date or their legal proxy holders will be entitled to vote at the 2019 Annual Meeting. On the Record Date, there were 49,570,066 shares of our common stock outstanding, and each of such shares is entitled to one vote.

Stockholder of Record: Shares Registered in Your Name.

If on the Record Date your shares of common stock were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote by proxy or vote in person at the 2019 Annual Meeting. Whether or not you plan to attend the 2019 Annual Meeting, we urge you to vote by proxy on the Internet or by telephone as instructed below or to complete, sign, date and return a proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Agent.

If on the Record Date your shares of common stock were held in an account by a bank, broker or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials or the Internet Notice are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2019 Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent on how to vote the shares in your account. You are also invited to attend the 2019 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the 2019 Annual Meeting unless you obtain a legal proxy from your bank, broker or other agent.

5.	What is a proxy?

If you vote on the Internet or by telephone or return a signed and dated proxy card, you will be appointing Amit D. Munshi, our Chief Executive Officer, and Steven W. Spector, our Secretary, as your representatives at the 2019 Annual Meeting and authorizing them, or each of them, to vote your shares at the meeting as indicated by you. This way, you can vote your shares whether or not you attend the meeting.

6.	What am I voting on?

We are asking you to vote on the following proposals:

1.

Election of the nine nominees for director named herein to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	Advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with rules of the SEC (Proposal 2);
3.

Approval of an amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan to, among other things, increase the number of shares authorized for issuance under the Amended and Restated 2017 Long-Term Incentive Plan (Proposal 3);

4.	Approval of the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan (Proposal 4);
5.	Ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2019 (Proposal 5); and
6.	Such other proposals as may properly come before the meeting or any adjournment or postponement thereof.
7.	What if another matter is properly brought before the 2019 Annual Meeting?

Our Board of Directors knows of no other matters that will be presented for consideration at the 2019 Annual Meeting. If any other matters are properly brought before the 2019 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

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8.	What if I return a proxy card or otherwise vote but do not make specific choices?

If you vote on the Internet or by telephone or mark your voting instructions on the proxy card, your shares will be voted as you instruct, or in the best judgment of Mr. Munshi or Mr. Spector with respect to any new proposal that comes up for a vote at the 2019 Annual Meeting.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as follows: “FOR” the nine named nominees as directors; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers; “FOR” the approval of an amendment and restatement of the Arena Pharmaceuticals, Inc., Amended and Restated 2017 Long-Term Incentive Plan; “FOR” the approval of the Arena Pharmaceuticals, Inc., 2019 Employee Stock Purchase Plan; “FOR” the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019; and according to the best judgment of Mr. Munshi or Mr. Spector if a proposal that is not on the proxy card comes up for a vote at the 2019 Annual Meeting.

9.	How do I vote?

Stockholder of Record: Shares Registered in Your Name.

BY INTERNET: Please follow the vote by Internet instructions that are on your proxy card. If you vote by Internet, you do not have to mail in your proxy card. Your vote must be received by 11:59 p.m. (Eastern Time) on June 12, 2019, to be counted.

BY TELEPHONE: Please follow the vote by telephone instructions that are on your proxy card. If you vote by telephone, you do not have to mail in your proxy card. Your vote must be received by 11:59 p.m. (Eastern Time) on June 12, 2019, to be counted.

BY MAIL: If you have received a printed copy of these materials by mail, of if we have mailed you a proxy card pursuant to your request, you may complete, sign and date your proxy card and mail it in the enclosed pre-addressed envelope, which does not require postage if mailed in the United States. Your vote must be received no later than 11:59 p.m. (Eastern Time) on June 12, 2019, to be counted.

IN PERSON: We will pass out written ballots to anyone who wants to vote in person at the 2019 Annual Meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other agent to vote at the 2019 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Agent.

If you are a beneficial owner of shares registered in the name of a bank, broker or other agent, you should have received the Internet Notice (or a proxy card and voting instructions with these proxy materials) from that organization rather than from us. Simply follow the instructions you received from that organization to vote on the Internet or, if you received a proxy card by mail, complete, sign and return the proxy card to ensure that your vote is counted. Please contact that organization if you did not receive the Internet Notice or such materials, as applicable.

To vote in person at the 2019 Annual Meeting, you must obtain a legal proxy from your bank, broker or other agent. Follow the instructions from your bank, broker or other agent included with the Internet Notice or these proxy materials, or contact such agent to obtain a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

10.	What does it mean if I receive more than one Internet Notice or proxy card?

It likely means that you hold our shares in multiple accounts at the transfer agent or with brokers or other custodians of your shares. Please follow the voting instructions included in each Internet Notice and proxy card you receive to ensure that all of your shares are voted.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	3

11.	Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can revoke your proxy and change your vote at any time before the polls close at the 2019 Annual Meeting by: (i) voting on the Internet or by telephone by 11:59 p.m. (Eastern Time) on June 12, 2019 (your latest Internet or telephone vote is counted), (ii) signing a proxy card with a later date and returning it before 11:59 p.m. (Eastern Time) on June 12, 2019, (iii) providing a written notice no later than 11:59 p.m. (Eastern Time) on June 12, 2019, that you are revoking your proxy, or (iv) voting at the meeting. Please note, however, that simply attending the 2019 Annual Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Agent.

If you are a beneficial owner of shares registered in the name of a bank, broker or other agent, you should follow their instructions on how to change your vote. Please contact your bank, broker or other agent if you did not receive such instructions.

12.	How many shares must be present to hold the 2019 Annual Meeting?

To hold the 2019 Annual Meeting and conduct business, the holders of a majority of our outstanding common stock as of the Record Date must be present, either in person or represented by proxy, at the 2019 Annual Meeting. This is called a quorum.

A stockholder’s shares are counted towards a quorum if the stockholder either:

•	is present at the meeting, or
•	has properly submitted a proxy (including voting on the Internet or by telephone).

Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum at the 2019 Annual Meeting.

13.	What are broker non-votes?

Broker non-votes occur when a broker who holds shares for a stockholder in street name submits a proxy for those shares but does not vote. In general, this occurs when the broker has not received voting instructions from the stockholder, and the broker lacks discretionary voting authority under the rules of the New York Stock Exchange, or NYSE, or otherwise to vote the shares for a particular proposal. The bank, broker or other agent can register your shares as being present at a meeting for purposes of determining the presence of a quorum, but will not be able to vote on those items for which specific authorization is required under the rules of the NYSE.

14.	When do brokers have discretionary voting authority to vote my shares without my instruction?

If you are a beneficial owner whose shares are held of record by a bank, broker or other agent, such entity has discretionary voting authority, under the rules of the NYSE, to vote your shares on certain routine matters for which it does not receive voting instructions from you by the 10th day before the meeting. For example, such entity has discretionary voting authority with regard to the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019 (Proposal 5).

When a proposal is not a routine matter and the entity holding the shares has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the entity cannot vote the shares on that proposal.

The election of directors (Proposal 1), say-on-pay vote (Proposal 2), vote on an amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan (Proposal 3), and vote on the approval of the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan (Proposal 4) are not considered routine. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

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15.	How many votes must the nominees receive to be elected as directors, as described in Proposal 1?

Directors are elected by a plurality of votes of common stock present, either in person or represented by proxy, at the 2019 Annual Meeting and entitled to vote. This means that the nine nominees receiving the highest number of votes “FOR” election will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome. However, if the number of votes “FOR” any of the nine nominees does not exceed 50% of the total number of votes cast with respect to such nominee’s election (from the holders of votes of shares either present in person or represented by proxy and entitled to vote), such nominee will promptly tender his resignation as a director, and the Corporate Governance and Nominating Committee of the Board will make a recommendation to the Board as to whether it is appropriate to accept such director’s resignation. Abstentions and broker non-votes will have no effect on the outcome.

16.	How many votes must be received to approve the compensation of our named executive officers, as described in Proposal 2?

A majority of the votes cast by stockholders entitled to vote on the proposal must vote “FOR” approval. Abstentions and broker non-votes will have no effect on the outcome.

17.	How many votes must be received to approve the amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan, as described in Proposal 3?

A majority of the votes cast by stockholders entitled to vote on the proposal must vote “FOR” approval. Abstentions and broker non-votes will have no effect on the outcome.

18.	How many votes must be received to approve the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan, as described in Proposal 4?

A majority of the votes cast by stockholders entitled to vote on the proposal must vote “FOR” approval. Abstentions and broker non-votes will have no effect on the outcome.

19.	How many votes must be received to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019, as described in Proposal 5?

A majority of the votes cast by stockholders entitled to vote on the proposal must vote “FOR” ratification. Abstentions and broker non-votes, if any, will have no effect on the outcome.

20.	How are votes counted?

Votes will be counted by the inspector or inspectors of election appointed for the 2019 Annual Meeting, who will separately count, for the proposal to elect directors, votes “FOR” and “WITHHOLD” and broker non-votes; and, with respect to other proposals, votes “FOR” and “AGAINST,” proxies marked to “ABSTAIN” from voting, and broker non-votes. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any other proposal, but will be counted as present for the purposes of determining the presence of a quorum at the 2019 Annual Meeting.

We have retained Broadridge Financial Solutions, Inc. to tabulate and certify the voting results.

21.	Who will bear the cost of soliciting votes for the 2019 Annual Meeting?

We are paying for the distribution and solicitation of the proxies. As a part of this process, we reimburse brokers, nominees, fiduciaries and other custodians for reasonable fees and expenses in forwarding proxy materials to our stockholders. Original solicitation of proxies by mail may be supplemented by other mailings, telephone calls, personal solicitation, or use of the Internet by our directors, officers, other employees or, if we choose to engage one, an independent proxy solicitation firm. No additional compensation will be paid to our directors, officers or other employees for such services, and in the event we engage such a proxy solicitation firm, the fees paid by us would not likely exceed $20,000.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	5

22.	How can I find out the results of the voting at the 2019 Annual Meeting?

Preliminary voting results will be announced at the 2019 Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the 2019 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the 2019 Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

23.	Where can I find information about the company’s corporate governance?

We have included various corporate governance materials under the “Investors” tab of our website, www.arenapharm.com. Included in such information are the charters of the following standing committees of our Board of Directors: The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Also included under that tab are our Board of Directors’ Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Policy on Filing, Receipt and Treatment of Complaints.

6	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

ELECTION OF DIRECTORS (PROPOSAL 1)

Nominees and Election Process

Our Board of Directors currently consists of nine directors. The persons named in the table below are nominees for director at the 2019 Annual Meeting to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board of Directors.

All of the nominees for director at the 2019 Annual Meeting were elected at our 2018 Annual Meeting of Stockholders other than Kieran T. Gallahue and Manmeet S. Soni, who were appointed as directors by our Board of Directors on July 6, 2018, and December 14, 2018, respectively. All of the nominees were recommended by the Corporate Governance and Nominating Committee for election to our Board of Directors at the 2019 Annual Meeting. Directors are elected by a plurality of votes of common stock present, either in person or represented by proxy, at the annual meeting and entitled to vote. However, if the number of votes “FOR” any of the nine nominees does not exceed 50% of the total number of votes cast with respect to such nominee’s election (from the holders of votes of shares either present in person or represented by proxy and entitled to vote), such nominee will promptly tender his resignation as a director, and the Corporate Governance and Nominating Committee of the Board will make a recommendation to the Board as to whether it is appropriate to accept such director’s resignation. Abstentions and broker non-votes will have no effect on the outcome. Unless otherwise instructed to withhold a vote for a particular nominee or all of the nominees, the proxy holders will vote the proxies received by them for the nominees named below. In the event that any of these nominees is unavailable to serve as a director at the time of the 2019 Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by our Board of Directors, unless our Board reduces the number of directors. We have no reason to believe that any nominee will be unavailable to serve.

Following is information regarding the nominees for director at the 2019 Annual Meeting. Such information includes biographical and other information about the nominees, including information concerning the specific experience, qualifications, attributes or skills that led our Board of Directors and the Corporate Governance and Nominating Committee to conclude that the nominees should serve as our directors.

Name	Positions and Offices Held	Year First Elected or Appointed Director	Age
Jayson Dallas, M.D.	Director	2017	51
Oliver Fetzer, Ph.D.	Director	2017	54
Kieran T. Gallahue	Director	2018	55
Jennifer Jarrett	Director	2017	48
Amit D. Munshi	Director, President and Chief Executive Officer	2016	51
Garry A. Neil, M.D.	Director	2017	65
Tina S. Nova, Ph.D.	Director, Chair of the Board	2004	65
Manmeet S. Soni	Director	2018	41
Randall E. Woods	Director	2007	67

Business Experience of Nominees

Biographical information for each of the nominees is set forth below, together with a draft summary of the key qualifications and experience that led our Board and the Corporate Governance and Nominating Committee to the conclusion that each of the nominees should be nominated for reelection at the 2019 Annual Meeting.

Jayson Dallas, M.D., has served on our Board of Directors since February 2017. He has served as President and Chief Executive Officer of Aimmune Therapeutics, Inc., a biopharmaceutical company developing treatments for potentially life-threatening food allergies, since June 2018. Prior to joining Aimmune, he served as the first Chief Commercial Officer and Executive Vice President of Ultragenyx Pharmaceutical, Inc., a publicly held biopharmaceutical company focused on the development of novel products for rare and ultra-rare diseases, since August 2015. Prior to Ultragenyx, Dr. Dallas served as General Manager of Roche, a healthcare company, in the United Kingdom from January 2013 to July 2015. Before joining Roche, he held two different positions at Genentech, a pharmaceutical company, as Head of Global Oncology Launch Excellence and Biosimilar Strategy and Head of Global Product Strategy for Immunology and Ophthalmology, from May 2010 to December 2012 in South San Francisco. Earlier in his career, Dr. Dallas worked at Novartis and Pfizer / Pharmacia in the United States and previously at Roche in Switzerland. Dr. Dallas holds an M.D. from the University of the Witwatersrand, Johannesburg, South Africa and an M.B.A. from Ashridge Business School in the United Kingdom.

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Dr. Dallas’s years of global experience at the intersection of drug development, medical and commercial planning for leading biopharmaceutical and healthcare companies gives him the qualifications, attributes and skills to serve as one of our directors.

Oliver Fetzer, Ph.D., has served on our Board of Directors since February 2017. He has served as the Chief Executive Officer of Synthetic Genomics, Inc., a private synthetic biology company commercializing genomic technologies, since November 2014. Prior to Synthetic Genomics, Dr. Fetzer was President and Chief Executive Officer of Cerulean Pharma Inc., a pharmaceutical company that develops nanoparticle drug conjugate oncology therapeutics, from April 2009 to October 2014. Prior to Cerulean Pharma, Dr. Fetzer served in a variety of positions at Cubist Pharmaceuticals, Inc., including Senior Vice President, Corporate Development and Research & Development, Senior Vice President, Corporate Development and Chief Business Officer, and Senior Vice President, Business Development. Dr. Fetzer began his career in 1993 in various positions of increasing responsibility at the Boston Consulting Group (BCG), a global leading management consulting firm, including Consultant, Project Leader, Principal, Partner and Managing Director. Dr. Fetzer served on the boards of Auxilium Pharmaceuticals, Inc. from 2005 to 2015 and of Cerulean Pharma, Inc. from 2009 to 2014, and has served on the board of Tecan Group AG, a publicly traded provider of laboratory instruments and solutions in biopharmaceuticals, forensics and clinical diagnostics, since 2011. Dr. Fetzer received a B.S. in Biochemistry from the College of Charleston, a Ph.D. in Pharmaceutical Sciences from the Medical University of South Carolina, and an M.B.A. from Carnegie Mellon University.

Dr. Fetzer’s experience with transactions and leadership from pre-clinical to late stage development in the biopharmaceutical industry, in addition to his management consulting and prior publicly held company board service, give him the qualifications, attributes and skills to serve as one of our directors.

Kieran T. Gallahue has served as a member of our Board of Directors since July 2018. He served as Chairman and Chief Executive Officer of CareFusion Corporation, a medical products company, from 2011 until its acquisition by Becton, Dickinson and Company in 2015 for $12.3 billion. He previously served as President, CEO and a director of ResMed, a medical device firm serving the sleep disordered breathing and respiratory markets, from 2008 to 2011, and also held a variety of positions at Nanogen, Inc., Instrumentation Laboratory, Procter & Gamble Co., and General Electric Co. Mr. Gallahue is currently a member of the boards of directors of medical device companies Edwards Lifesciences Corporation and Intersect ENT. He previously served on the board of directors of Volcano Corporation, a developer of products for interventional cardiology and image guided therapy, from 2007 until its acquisition by Royal Philips in 2015. Mr. Gallahue also served on the Executive Committee of the Advanced Medical Technology Association, a trade association representing 80% of medical technology firms in the United States. He holds a bachelor’s degree in Economics from Rutgers University and an MBA from Harvard Business School.

Mr. Gallahue’s leadership and transactions experience in the healthcare industry, in addition to his publicly held company board service, give him the qualifications, attributes and skills to serve as one of our directors.

Jennifer Jarrett has served as a member of our Board of Directors since June 2017. Ms. Jarrett currently serves as Vice President, Corporate Development and Capital Markets of Uber Technologies, Inc., a transportation and technology company, a position she has held since January 2019. Prior to joining Uber, Ms. Jarrett was Chief Operating Officer and Chief Financial Officer of Arcus Biosciences, a biotechnology company developing next generation cancer immunotherapies, since February 2017. Prior to Arcus, Ms. Jarrett was Chief Financial Officer of Medivation, which was acquired by Pfizer, from March 2016 to September 2016. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup, where she ran the firm’s west coast life sciences investment banking practice. Ms. Jarrett currently serves on the boards of Arcus Biosciences, Audentes Therapeutics, and Syndax Pharmaceuticals. Ms. Jarrett received a Bachelor of Arts in economics from Dartmouth College and an MBA from Stanford Graduate School of Business.

Ms. Jarrett’s extensive experience and leadership, including in investment banking and in serving as a chief financial officer and chief business officer in the biopharmaceutical industry, give her the qualifications, attributes and skills to serve as one of our directors.

Amit D. Munshi has served as a member of our Board of Directors since June 2016, and as our President and Chief Executive Officer since May 2016. Previously, Mr. Munshi served as President and Chief Executive Officer and a director of Epirus Biopharmaceuticals, Inc. from May 2012 to May 2016, and as Chief Executive Officer of Percivia LLC, a biotechnology company, from 2011 to 2012. Prior to Epirus and Percivia, Mr. Munshi was a co-founder and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc., from 2005 to 2010, and held multiple leadership positions at Amgen Inc. from 1997 to 2005, including General Manager, Nephrology Europe. In July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. Mr. Munshi has more than 28 years of global biopharmaceutical industry experience in executive management, business development, product development and portfolio management. Mr. Munshi currently serves on the board of Pulmatrix, Inc., a biopharmaceutical company developing inhaled therapies to address pulmonary diseases, and also serves as an advisor and lecturer at the Peter F. Drucker School of Management at the Claremont Graduate School.

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The Board believes that it is important to have our company’s Chief Executive Officer serve on the Board as he is closest to our company’s day-to-day operations. Mr. Munshi’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as one of our directors.

Garry Neil, M.D., has served on our Board of Directors since February 2017. Dr. Neil serves as the Chief Scientific Officer of Aevi Genomic Medicine, a publicly held biotechnology company focused on translating genetic discoveries into novel therapies to improve the lives of children and adults with pediatric onset life altering diseases, a position he has held since September 2013. Prior to joining Aevi Genomic Medicine, Dr. Neil was a Partner at Apple Tree Partners, a life science private equity firm, from September 2012 to September 2013, and held a number of senior positions in the pharmaceutical industry, including most recently Corporate VP of Science & Technology at Johnson & Johnson from November 2007 to August 2012. Prior to that, Dr. Neil served as Group President at Johnson & Johnson Pharmaceutical Research and Development, VP of R&D at Merck KGaA/EMD Pharmaceuticals, VP of Clinical Research at AstraZeneca and Astra Merck. Dr. Neil holds a B.S. from the University of Saskatchewan and an M.D. from the University of Saskatchewan College of Medicine. He completed postdoctoral clinical training in internal medicine and gastroenterology at the University of Toronto. Dr. Neil also completed a postdoctoral research fellowship at the Research Institute of Scripps Clinic. He serves on the board of GTx, Inc., a publicly traded biopharmaceutical company focused on cancer and other serious medical conditions. He is the Founding Chairman of TransCelerate Biopharma, Inc., a non-profit pharmaceuticals industry R&D consortium, and remains on its board. He also serves on the board of Reagan Udall Foundation and previously served on the board of Foundation for the National Institutes of Health (NIH) and on the Science Management Review Board of the NIH. He is past Chairman of the Pharmaceutical Research and Manufacturers Association (PhRMA) Science and Regulatory Executive Committee and the PhRMA Foundation Board.

Dr. Neil’s years of biopharmaceutical experience with emphasis on unique insight into gastroenterology (or GI) drug development with vast network of global key opinion leaders (or KOLs), his medical degree and specialty training, as well as his global executive positions in research and development, clinical, and regulatory affairs, gives him the qualifications, attributes and skills to serve as one of our directors.

Tina S. Nova, Ph.D., has served as a member of our Board of Directors since September 2004 and as Chair of the Board since June 2016. Dr. Nova previously served as the Board’s lead independent director from June 2015 to June 2016. Dr. Nova has served as President and Chief Executive Officer of Decipher Biosciences, Inc. (formerly GenomeDx, Inc.), a molecular diagnostics company focused in prostate cancer, since September 2018. Dr. Nova served as President and Chief Executive of Molecular Stethoscope, Inc. from September 2015 to August 2018. Dr. Nova served as Senior Vice President and General Manager of Illumina Inc.’s oncology business unit from July 2014 to August 2015. Dr. Nova was a co-founder of Genoptix, Inc., a medical laboratory diagnostics company, and served as its President from 2000 to April 2014. Dr. Nova also served as the Chief Executive Officer of Genoptix and as a member of its board of directors from 2000 until Novartis AG acquired Genoptix in March 2011. Dr. Nova was a co-founder of Nanogen, Inc., a provider of molecular diagnostic tests, and she served as its Chief Operating Officer and President from 1994 to 2000. Dr. Nova served as Chief Operating Officer of Selective Genetics, a biotechnology company, from 1992 to 1994, and in various director-level positions with Ligand Pharmaceuticals Incorporated, a drug discovery and development company, from 1988 to 1992, most recently as Executive Director of New Leads Discovery. Dr. Nova has also held various research and management positions with Hybritech, Inc., a former subsidiary of Eli Lilly & Company, a pharmaceutical company. Dr. Nova serves as a member of the board of directors of Veracyte, Inc., a diagnostics company, and OpGen, Inc., an infection prevention and treatment company. Within the past five years, Dr. Nova also served as a member of the board of directors of Adamis Pharmaceuticals Corporation, a biopharmaceutical company, NanoString Technologies, Inc., a provider of life science tools, and Cypress Biosciences, Inc., a pharmaceutical company. Dr. Nova was the Chair of the board of directors of BIOCOM, a life science association representing more than 650 member companies in Southern California, from March 2001 to March 2002. Dr. Nova holds a B.S. in Biological Sciences from the University of California, Irvine and a Ph.D. in Biochemistry from the University of California, Riverside.

Dr. Nova’s immense leadership, business and scientific expertise, including her background of founding, financing, developing and operating companies in the healthcare industry, including her background as the President and Chief Executive Officer of a publicly held company in the healthcare industry, her experience in successfully developing, launching and commercializing medical products, and her service on other boards give her the qualifications, attributes and skills to serve as one of our directors.

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Manmeet S. Soni has served as a member of our Board of Directors since December 2018. Mr. Soni has served as Senior Vice President, Chief Financial Officer of Alnylam Pharmaceuticals, Inc. since May 2017. From March 2016 to February 2017, he was Executive Vice President, Chief Financial Officer and Treasurer of ARIAD Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, when ARIAD was acquired by Takeda Pharmaceutical Company Limited. Previously, Mr. Soni served as Chief Financial Officer of Pharmacyclics, Inc., a publicly-held biopharmaceutical company, until its acquisition by AbbVie, Inc. in May 2015. He first joined Pharmacyclics in September 2012 as corporate controller and served in various increasingly senior roles prior to being appointed Chief Financial Officer and Treasurer in February 2014. Prior to joining Pharmacyclics, Mr. Soni worked at ZELTIQ Aesthetics Inc., a publicly held medical technology company, as well as PricewaterhouseCoopers, in the Life Science and Venture Capital Group and PricewaterhouseCoopers India, providing audit and assurance services. Mr. Soni currently serves as director of Pulse Biosciences, Inc. He is a certified public accountant and completed his Chartered Accountancy from the Institute of Chartered Accountants of India.

Mr. Soni’s extensive leadership, business and financial expertise, including his senior management experience serving as the Chief Financial Officer of biopharmaceutical companies, his background in finance and accounting, and his service on other boards give him the qualifications, attributes and skills to serve as one of our directors.

Randall E. Woods has served as a member of our Board of Directors since December 2007. Mr. Woods has served as the President and Chief Executive Officer of Sophiris Bio Inc., a urology company, since August 2012, and as a member of its board of directors since October 2012. Mr. Woods served as the President and Chief Executive Officer and a member of the board of directors of Sequel Pharmaceuticals, Inc., a pharmaceutical company, from September 2007 to June 2011; as the President and Chief Executive Officer of NovaCardia, Inc., a pharmaceutical company that was acquired by Merck & Co., Inc., from April 2004 to September 2007; as the President and Chief Executive Officer of Corvas International, Inc., a biopharmaceutical company, from 1996 to 2003; in various senior positions at Boehringer Mannheim’s US pharmaceutical operations, from 1993 to 1996, most recently as President; and before then served more than 20 years at Eli Lilly & Company in sales and marketing positions. Mr. Woods is the chairman emeritus of the advisory board of the University of California, San Diego’s Sulpizio Cardiovascular Center. Mr. Woods was the Chair of the board of directors of BIOCOM, a life science association representing more than 650 member companies in Southern California, for 2009. Mr. Woods holds a B.S. in Biology and Chemistry from Ball State University and an M.B.A. from Western Michigan University.

Mr. Woods’ extensive leadership, business and financial expertise, including his background of founding, financing and developing companies in our industry, and his senior management experience, including as Chief Executive Officer and President of multiple biopharmaceutical companies, his background in sales, marketing and pharmaceutical operations, and his service on other boards give him the qualifications, attributes and skills to serve as one of our directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NAMED NOMINEE.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market, which requires that a majority of a listed company’s board of directors qualify as “independent” under the applicable Nasdaq listing standards. The board of directors must affirmatively make this determination. In addition, under our Corporate Governance Guidelines, it is our policy that at least two-thirds of the members of our Board of Directors be independent directors.

Our Board of Directors consults with its legal advisors to ensure that its independence determinations, including with respect to directors, director nominees and members of its committees, comply with all applicable securities and other laws and regulations regarding the definition of “independent,” including but not limited to those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Consistent with these considerations, our Board of Directors has reviewed relevant transactions and relationships between each non-employee director and Arena, other non-employee directors, our senior management and our independent auditors and has affirmatively determined that all of our non-employee directors are independent directors under the applicable Nasdaq listing standards.

Under our Corporate Governance Guidelines, directors who have been deemed “independent directors” by our Board of Directors will inform the Chair of the Board in writing if he or she believes there has been a change in his or her status as an independent director. The Chair of the Board, in turn, will advise the Corporate Governance and Nominating Committee of such potential change of status so that the committee, with the aid of the Chair of the Board, can determine whether the director continues to qualify as an independent director and whether to recommend to our full Board of Directors to ask for the resignation of such director.

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Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines for the conduct and operation of our Board. The guidelines cover such topics as board composition and selection, the Board’s role, the responsibilities of the Chair of the Board, director orientation and education, director compensation, Board meetings, Board committees, Board access to management and use of outside advisors, succession planning, and the evaluation of the Board and our Chief Executive Officer.

Board Leadership Structure

We separate the roles of Chair of the Board and Chief Executive Officer. Our Board of Directors believes that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the appropriate Board leadership structure may vary as circumstances change. As such, our Board of Directors periodically reviews its leadership structure to confirm that it is an appropriate structure for our company at such time.

On June 13, 2016, our Board appointed Dr. Nova, an independent director, the Chair of the Board. Our Board’s policy is one of the independent directors shall be appointed by a majority of the independent directors as the Chair to serve for a minimum of one year or until the earlier of when replaced by the independent directors or six years from appointment. Our Board’s policy provides that the Chief Executive Officer and Chair of the Board shall not be held by the same person. Our Chair’s responsibilities and authority includes the following:

•	Serving as the chair of Board meetings, including during executive sessions of independent directors;
•	Establishing the schedule and agenda for Board meetings and approving information to be sent to our Board;
•	Presiding over any portion of Board meetings at which the performance of our Board is presented or discussed;
•	Establishing the agenda for meetings of the independent directors and presiding over such meetings;
•	Coordinating with the committee chairs, as needed, regarding meeting agendas, informational requirements and other matters, as appropriate;
•	Serving as the liaison between the Chief Executive Officer and the independent directors;
•	Being available for communications with stockholders, as appropriate and in accordance with our policy on stockholder communications with our Board; and
•	Performing such other duties as our Board may establish or delegate.

Our Board of Directors believes that this structure provides an efficient and effective leadership model for our company at this time. In considering its leadership structure, our Board of Directors has taken into account that it consists of a substantial majority of independent directors who are highly qualified and experienced, has a Chair with defined corporate governance responsibilities, the Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are each comprised entirely of independent directors, and that it has regular interactions outside of Board and committee meetings with our management, including our Chief Executive Officer. Our Board of Directors believes that we have an appropriate balance between the authority of those who oversee our company and those who manage it on a day-to-day basis.

Board’s Role in Risk Oversight

Our management has the primary responsibility for identifying and managing our business risks, including by overseeing and implementing our enterprise risk management program. Our Board of Directors actively oversees potential risks and our risk management activities, including by discussing with management our risks and the management of such risks at meetings of the Board and its committees. Our Board of Directors also makes use of the independent understanding and knowledge of many of such risks possessed by our directors. Our Board of Directors regularly reviews our corporate strategy in light of the evolving nature of such risks and makes adjustments to that strategy when appropriate. Our Board of Directors also regularly considers risks facing us when it approves the annual budget, plan and corporate goals and throughout the year as it monitors developments and reviews our financial and other periodic reports.

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Our Board of Directors also delegates risk oversight to each of its standing committees within their areas of responsibility, as well as to special committees it forms from time to time. The Audit Committee assists our Board of Directors in its risk oversight function with regard to, among other things, our internal control over financial reporting, periodic filings with the SEC, investment policy, procedures relating to the receipt and treatment of complaints, and policies and procedures designed to ensure adherence to applicable laws and regulations. The Compensation Committee assists our Board of Directors in its risk oversight function with regard to, among other things, assessing risk created by current and proposed compensation policies and practices for all of our employees. The Corporate Governance and Nominating Committee assists our Board of Directors in its risk oversight function with regard to, among other things, our management succession plans, the agendas for our Board’s strategy sessions, and our compliance-related policies and practices that are not within the purview of the Audit Committee or are referred to the committee by our Board.

We have assessed our compensation policies and practices on a company-wide basis to determine if such programs or practices create undesirable or unintentional risks of a material nature. Based on such assessment, we concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company.

Annual Performance Evaluations; Assessment of Charters; Director Education

Our Board of Directors, as well as each of its standing committees, conducts an annual self-evaluation, which includes a review of its performance and, in the case of each of the committees, an assessment of the adequacy and appropriateness of its charter. Our Board of Directors also reviews each of our directors. The Corporate Governance and Nominating Committee is responsible for overseeing this evaluation process, evaluating all standing committees and their charters and recommending to our Board of Directors any changes to our Board and the authority, charters, compositions and chairs of such committees.

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director. Our Board of Directors regularly discusses recent developments in legal standards related to corporate governance, disclosure obligations or industry-specific issues. In addition, we may, from time to time and depending on the circumstances, pay for all or a portion of outside continuing education programs to assist our directors in maintaining such level of expertise. It is our Board of Directors’ policy for us to reimburse each director for attending one of such continuing education programs per year (and, when possible, for such cost to be shared if the director is a member of more than one board of directors).

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors and employees (including our principal executive officer and our principal financial and accounting officer), and we have posted the text of the policy on our website (www.arenapharm.com) under “Investors – Corporate Governance.” To facilitate compliance with this policy, we periodically conduct a program of awareness, training and review. The Code of Business Conduct and Ethics complies with the applicable Nasdaq listing standards and SEC rules and regulations, and includes procedures for (i) the filing, receipt and treatment of complaints regarding suspected improper conduct by our employees, directors, collaborators, vendors and others associated with us and (ii) the confidential, anonymous submission by employees of concerns regarding any matter covered by the policy. In addition, we intend to promptly disclose on our website in the future (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the policy that applies to our principal executive officer, our principal financial and accounting officer, or persons performing similar functions and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.

Non-employee Director Meetings

Our independent directors meet in regularly scheduled executive sessions without management. These executive sessions occur in conjunction with regularly scheduled meetings of our Board of Directors and its standing committees and otherwise as needed.

Director Meeting Attendance

Our Board of Directors held fourteen meetings during the fiscal year ended December 31, 2018. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of our Board of Directors and all committees of our Board on which such director served during the periods in which he or she served. In addition to regularly scheduled meetings, the directors participate in telephone interactions and other communications with each other and certain of our officers, as well as with our independent auditors and external advisors, counsel and consultants.

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As stated in our Corporate Governance Guidelines, our directors are encouraged to attend our annual meetings of stockholders. All of our directors attended our 2018 Annual Meeting of Stockholders other than Dr. Neil, Mr. Gallahue, who joined our Board of Directors in July 2018, and Mr. Soni, who joined our Board of Directors in December 2018.

Term Limits

Under our Corporate Governance Guidelines, independent directors serving on our Board of Directors as of December 29, 2011, are not to serve more than a total of 16 years. Independent directors who are elected to our Board of Directors after December 29, 2011, are not to serve more than a total of 10 years; provided, however, that if our Board determines, in anticipation of the 10-year term limit of an independent director elected after December 29, 2011, that such new director should continue to serve on our Board, then the 16-year term limit shall apply.

Committees of the Board

The standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Each of these committees is comprised entirely of “independent” directors under the applicable Nasdaq listing standards. The members and chairs of our Board of Directors’ committees are appointed by our Board and may change in the future. Our Board of Directors has no set policy for rotation of committee members or chairs, but it annually reviews committee composition and chair positions, seeking the appropriate blend of continuity and fresh perspectives on the committees. The authority and responsibility of each of these committees are summarized below, and more detailed descriptions of their functions are included in their written charters, which are available on our website at www.arenapharm.com.

Pursuant to their charters, each of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is authorized to access, at our expense, such internal and external resources as the particular committee deems necessary or appropriate to fulfill its defined responsibilities. Each committee has sole authority to approve fees, costs and other terms of engagement of such outside resources.

The following chart provides membership, and meeting information for 2018, for the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

Member	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Jayson Dallas, M.D.		●	C
Oliver Fetzer, Ph.D.		●	●
Kieran T. Gallahue	●
Jennifer Jarrett	C
Garry Neil, M.D.			●
Tina S. Nova, Ph.D.
Manmeet S. Soni	●
Randall E. Woods		C
Total meetings in 2018	5	9	3

● - Committee member

C - Committee chair

Audit Committee

The Audit Committee’s responsibilities include:

•	selecting and evaluating the performance of our independent auditors;
•	reviewing the scope of the audit to be conducted by our independent auditors, as well as the results of their audit, and approving audit and non-audit services to be provided by them;
•	reviewing and assessing our financial reporting activities and disclosure, including our financial results press releases and periodic reports, and the accounting standards and principles followed;

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•	reviewing the scope, adequacy and effectiveness of our internal control over financial reporting;
•	reviewing management’s assessment of our compliance with our disclosure controls and procedures;
•	reviewing our public disclosure policies and procedures;
•	reviewing our guidelines and policies with respect to risk assessment and management, our tax strategy and our investment policy;
•	reviewing and approving related-party transactions;
•	overseeing our Code of Business Conduct and Ethics and our Policy on Filing, Receipt and Treatment of Complaints; and
•	reviewing threatened or pending litigation matters and investigating matters brought to the committee’s attention that are within the scope of its duties.

Our Board of Directors has determined that each of the Audit Committee members meets the independence and experience requirements included in the applicable Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our Board of Directors has also determined that each of the committee members is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.arenapharm.com. Ms. Jarrett is the Chair of the Audit Committee. The Audit Committee held five meetings in 2018. The Audit Committee’s report is set forth below under “Audit Committee Report.”

Compensation Committee

The Compensation Committee’s responsibilities include:

•	reviewing, modifying and approving our overall compensation strategy and policies;
•	assessing risk created by current and proposed compensation policies and practices for all of our employees;
•	reviewing and approving performance goals relevant to the compensation of our executive officers;
•	evaluating and recommending to our Board of Directors compensation plans and programs for us, as well as modifying or terminating existing plans and programs;
•	reviewing and approving compensation and benefits for our non-employee directors and executive officers, and making recommendations to our Board of Directors regarding these matters;
•	authorizing and approving equity grants under our equity compensation plans; and
•	overseeing preparation and review of the committee’s report and the compensation discussion and analysis included in our proxy statement.

Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.arenapharm.com. Mr. Woods is the Chair of the Compensation Committee. The Compensation Committee held nine meetings in 2018. The Compensation Committee’s report is set forth below under “Compensation Committee Report.”

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s responsibilities include:

•	recommending guidelines to our Board of Directors for our corporate governance;
•	overseeing director orientation and continuing education;
•	establishing criteria for membership on our Board of Directors;
•	identifying, evaluating, reviewing and recommending to our Board of Directors qualified director candidates;
•	reviewing and assessing the performance of our Board of Directors and its standing committees;
•	reviewing and approving a management succession plan and related procedures;
•	making recommendations to our Board of Directors regarding the appointment of officers;
•	establishing the process for receiving and considering stockholder proposals and suggestions for director nominations; and
•	overseeing compliance related policies and practices that are not within the purview of the Audit Committee or are referred by our Board of Directors.

The Corporate Governance and Nominating Committee uses many sources to identify potential director candidates, including the network of contacts among our directors, officers and other employees, and may engage outside consultants and recruiters in this process. As set forth below under “Stockholder Director Recommendations,” the Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders.

The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to understand basic financial statements. In considering candidates for director, the Corporate Governance and Nominating Committee will consider all relevant factors, which may include, among others, the candidate’s experience and accomplishments, the relevance of such experience to our business, the availability of the candidate to devote sufficient time and attention to our company, the candidate’s reputation for integrity and ethics and the candidate’s ability to exercise sound business judgment. Director candidates are reviewed in the context of the then current composition of our Board of Directors, our requirements and the interests of our stockholders. In conducting this assessment, our Board of Directors considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of our Board of Directors and our company, to maintain a balance of knowledge, experience and capability. Our Board of Directors believes that its membership should reflect diversity in a broad sense that includes such things as differences of viewpoint, background, professional experience, expertise, education, skills, specialized knowledge, and other individual qualities and attributes. In the case of incumbent directors whose terms of office are set to expire, when determining whether such directors should be nominated for reelection, our Board of Directors reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Board of Directors also determines whether the nominee is independent for Nasdaq purposes. The Corporate Governance and Nominating Committee retains the right to modify these qualifications from time to time.

The Corporate Governance and Nominating Committee recommended the nominations of each of the director nominees for election at the 2019 Annual Meeting.

Our Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our website at www.arenapharm.com. Dr. Dallas is the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held three meetings in 2018.

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Stockholder Director Recommendations

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders. A candidate must be highly qualified and be willing and expressly interested in serving on our Board of Directors. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum qualifications set forth above, based on whether or not the candidate was recommended by a stockholder. To be considered by the Corporate Governance and Nominating Committee, a stockholder recommendation for director candidates for an annual meeting of stockholders must be received by the committee by December 31 of the year before such annual meeting. A stockholder who wishes to recommend a candidate for the Corporate Governance and Nominating Committee’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121. Submissions must include a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. This procedure does not affect the deadline for submitting other stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at an annual meeting. Additional information regarding submitting stockholder proposals is set forth in our Bylaws. Stockholders may request a copy of the bylaw provisions relating to stockholder proposals from our Corporate Secretary.

Stockholder Communications with our Board of Directors

Our Board of Directors has a formal process by which stockholders may communicate with our Board or any of our directors or officers. Stockholders who wish to communicate with our Board of Directors or any of our directors or officers may do so by sending written communications addressed to such person or persons in care of Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121. All such communications will be compiled by our Corporate Secretary and submitted to the addressees on a periodic basis. If our Board of Directors modifies this process, we will post the revised process on our website.

Compensation Committee Interlocks and Insider Participation

Drs. Dallas and Fetzer and Mr. Woods served on the Compensation Committee during 2018. No director serving on the Compensation Committee during 2018 was, at any time during or before such fiscal year, one of our employees. None of our executive officers served during 2018 as a member of the board of directors or compensation committee of any other entity that had one or more of its executive officers serving as members of our Board of Directors or the Compensation Committee.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described below under “Compensation Discussion and Analysis,” since January 1, 2018, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

Policies and Procedures for the Review and Approval of Transaction with Related Persons

The Audit Committee’s charter requires the Audit Committee to review and approve any related-person transactions. In considering related-person transactions, the Audit Committee considers the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is not inconsistent with, our best interests and those of our stockholders.

16	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)

At our 2017 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. Our Board of Directors has adopted a policy that is consistent with that preference. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the “Compensation Discussion and Analysis,” the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles, aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest of professional levels and to contribute to our growth and success.

We urge stockholders to read the below “Compensation Discussion and Analysis” and the compensation tables and related narrative, which describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Our Board of Directors and the Compensation Committee believe that our compensation policies and practices are effective in implementing our compensation philosophy and in helping us achieve our strategic goals.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Arena Pharmaceuticals, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on us or our Board of Directors. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board of Directors and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires a majority of the votes cast by stockholders entitled to vote on the proposal voting “FOR” approval. Abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	17

Compensation and Other Information

Concerning Executive Officers, Directors and Certain Stockholders

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 31, 2019, by:

•	Each person, group or entity who is the beneficial owner of more than 5% of our common stock;
•	Each director and nominee for director;
•	Our Named Executive Officers (as defined below in “Compensation Discussion and Analysis”); and
•	All directors and executive officers as a group.

Unless otherwise indicated in the footnotes below, the address for the beneficial owners listed in this table is in care of Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121. This table is based on information supplied by our current and former executive officers, directors and principal stockholders and Schedules 13D, 13G and other filings made with the SEC on or before March 31, 2019. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the stockholders named in this table have sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 49,548,646 shares of common stock outstanding on March 31, 2019, as adjusted as required by the rules promulgated by the SEC. This table includes shares issuable pursuant to stock options and other rights to purchase shares of our common stock exercisable within 60 days of March 31, 2019.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Total
Greater than 5% Stockholders
Wellington Management Group, LLP (1)	4,949,799	9.99%
BlackRock, Inc. (2)	4,776,807	9.64%
The Vanguard Group (3)	4,691,467	9.47%
Partner Fund Management, LP (4)	3,014,672	6.08%
Directors and Named Executive Officers
Amit D. Munshi (5)	517,034	1.03%
Steven W. Spector, J.D. (6)	237,331	*
Kevin R. Lind (7)	160,698	*
Vincent E. Aurentz (8)	154,312	*
Preston S. Klassen, M.D., M.H.S. (9)	94,397	*
Tina S. Nova, Ph.D. (10)	51,309	*
Randall E. Woods (11)	49,655	*
Jayson Dallas, M.D. (12)	31,250	*
Oliver Fetzer, Ph.D. (13)	31,250	*
Garry Neil, M.D. (14)	31,250	*
Jennifer Jarrett (15)	24,374	*
Kieran T. Gallahue (16)	4,860	*
Manmeet S. Soni (17)	2,430	*
All current directors and executive officers as a group (13 persons) (18)	1,390,150	2.73%

*	Less than one percent
(1)

Wellington Management Group LLP had shared voting power with respect to 3,083,948 shares and shared dispositive power with respect to 4,949,799 shares. The principal business office of Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(2)

BlackRock, Inc., had sole voting power with respect to 4,671,709 shares and sole dispositive power with respect to 4,776,807 shares. The principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

18	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

(3)

The Vanguard Group had sole voting power with respect to 91,494 shares, sole dispositive power with respect to 4,598,300 shares, shared voting power with respect to 6,043 shares and shared dispositive power with respect to 93,167 shares. The principal business office of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)

Partner Fund Management, LP had shared voting power with respect to 3,014,672 shares and shared dispositive power with respect to 3,014,672 shares. The principal business office of Partner Fund Management, LP is 4 Embarcadero Center, Suite 3500, San Francisco, California 94111.

(5)	Includes 509,284 shares issuable to Mr. Munshi upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(6)	Includes 217,641 shares issuable to Mr. Spector upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(7)	Includes 160,450 shares issuable to Mr. Lind upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(8)	Represents 154,312 shares issuable to Mr. Aurentz upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(9)	Represents 94,397 shares issuable to Dr. Klassen upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(10)	Includes 42,883 shares issuable to Dr. Nova upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(11)	Includes 41,129 shares issuable to Mr. Woods upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(12)	Represents 31,250 shares issuable to Dr. Dallas upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(13)	Represents 31,250 shares issuable to Dr. Fetzer upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(14)	Represents 31,250 shares issuable to Dr. Neil upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(15)	Represents 24,374 shares issuable to Ms. Jarrett upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(16)	Represents 4,860 shares issuable to Mr. Gallahue upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(17)	Represents 2,430 shares issuable to Mr. Soni upon the exercise of stock options that are exercisable within 60 days of March 31, 2019.
(18)	Includes 1,345,510 shares issuable upon the exercise of stock options held by our current directors and executive officers that are exercisable within 60 days of March 31, 2019.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	19

Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the discretion of our Board. The following table sets forth information regarding our executive officers.

Name	Age	Position
Executive officers
Vincent E. Aurentz	51	Executive Vice President and Chief Business Officer
Preston S. Klassen, M.D., M.H.S.	50	Executive Vice President, R&D, Chief Medical Officer
Kevin R. Lind	43	Executive Vice President and Chief Financial Officer
Amit D. Munshi	51	President and Chief Executive Officer
Steven W. Spector, J.D.	54	Executive Vice President, General Counsel and Secretary

Executive Officers

See “ELECTION OF DIRECTORS (PROPOSAL 1)” for biographical information regarding Mr. Munshi, our President and Chief Executive Officer, who is also a director nominated for reelection at the 2019 Annual Meeting.

Vincent E. Aurentz has served as our Executive Vice President and Chief Business Officer since August 2016. Mr. Aurentz has almost 30 years of experience in the biopharmaceutical industry. Previously, he was the Chief Business Officer of Epirus Biopharmaceuticals, Inc. from November 2015 to July 2016. Prior to that, Mr. Aurentz served as President and was a member of the Board of Directors of HemoShear Therapeutics, LLC from July 2013 to November 2015, where he oversaw the scientific platform, R&D activities, commercial and business development efforts including collaborations with global organizations such as Pfizer, Eli Lilly, Janssen R&D and Children’s National Health System. Prior to joining HemoShear, Mr. Aurentz was Executive Vice President and member of the Executive Management Board at Merck KGaA (Merck Serono S.A.) where he directed R&D programs, portfolio strategy and headed all deal activity and venture investments. Mr. Aurentz is a former Executive Vice President at Quintiles and a Co-founder and Managing Director of a venture capital and advisory business. He was a partner with CSC Healthcare, the life sciences strategic management consulting division of Computer Sciences Corporation, after starting his career and working for 8 years at Andersen Consulting (now Accenture). In July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Mr. Aurentz received a B.S. in mathematics from Villanova University.

Preston S. Klassen, M.D., M.H.S., has served as our Executive Vice President, Research and Development and Chief Medical Officer since March 2017. Most recently, he was Chief Medical Officer of Laboratoris Sanifit S.L. from May 2016 to March 2017, and was Executive Vice President, Head of Global Development at Orexigen Therapeutics, Inc. from November 2009 to May 2016. Previously, Dr. Klassen held several positions of increasing responsibility at Amgen Inc., including Therapeutic Area Head for Nephrology. Prior to joining Amgen, he was a faculty member in the Division of Nephrology at Duke University Medical Center. In March 2018, Orexigen filed a voluntary Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware. Dr. Klassen serves on the board of Conatus Pharmaceuticals Inc., a biotechnology company focused on developing and commercializing novel medicines to treat liver disease. Dr. Klassen received his medical degree from the University of Nebraska College of Medicine and completed his residency in internal medicine, fellowship in nephrology, and masters in health sciences degree at Duke University.

Kevin R. Lind has served as our Executive Vice President and Chief Financial Officer since June 2016. Previously, Mr. Lind was a Principal focused on healthcare at TPG Special Situations Partners, a global investment firm, from January 2009 to June 2016. Mr. Lind was a member of the TPG Pharma Partners effort at TPG-Axon Capital, a global investment firm, from 2006 to 2008. He served in various capacities as a healthcare investment banker at Lehman Brothers, Inc., a former global financial services firm, from 1998 to 2002 and 2004 to 2006. Mr. Lind received a B.S. from Stanford University in Biological Sciences and an M.B.A. from UCLA Anderson School of Management.

Steven W. Spector, J.D., has served as our Executive Vice President and General Counsel since February 2012, and previously served as our Senior Vice President and General Counsel from June 2004 to February 2012 and as our Vice President and General Counsel from October 2001 to June 2004. Mr. Spector has also served as our Secretary since November 2001. Mr. Spector is an advisory director and a former President of the Association of Corporate Counsel, San Diego, and an Adjunct Professor at the University of San Diego School of Law. Prior to joining Arena, Mr. Spector was a partner with the law firm of Morgan, Lewis & Bockius LLP, where he worked from 1991 to October 2001. Mr. Spector holds a B.A. and a J.D. from the University of Pennsylvania.

20	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Compensation Discussion and Analysis

Our executive compensation programs are designed to attract, motivate and retain qualified and talented executives, incentivizing them to achieve our business objectives, and rewarding them for superior short and long- term performance. This Compensation Discussion and Analysis describes the key elements of our executive compensation program and compensation decisions for our named executive officers, or NEOs, for 2018. The Compensation Committee of the Board of Directors (the “Compensation Committee”), with input from its independent compensation consultant, oversees these programs and determined compensation for our NEOs.

Our 2018 NEOs are:

NEO	Position
Amit D. Munshi	President and Chief Executive Officer
Kevin R. Lind	Executive Vice President and Chief Financial Officer
Vincent E. Aurentz	Executive Vice President and Chief Business Officer
Preston S. Klassen, M.D., M.H.S.	Executive Vice President, R&D and Chief Medical Officer
Steven W. Spector, J.D.	Executive Vice President, General Counsel and Secretary

Executive Summary

We are a biopharmaceutical company focused on developing novel, transformational medicines with optimized pharmacology and pharmacokinetics for patients globally. Our proprietary, internally-developed pipeline includes multiple potentially first- or best-in-class assets with broad clinical utility.

Business Highlights

We have transformed from a commercial-stage company with a focus on BELVIQ, a weight management drug approved by the FDA in 2012 that did not achieve commercial success, to a development-stage company with a promising pipeline. This transformation took place under the leadership of Mr. Munshi, who was hired and appointed Chief Executive Officer effective May 11, 2016, and has hired an entirely new executive team with the exception of our general counsel Mr. Spector. The change in our focus required not only a change in most of the executive team, but also a significant buildout of our drug development capabilities and other operations, with approximately 230 employees hired since May 11, 2016. During that period, we advanced etrasimod, ralinepag, and olorinab in clinical development, and we renegotiated existing and entered new material agreements regarding our clinical development programs, divested our manufacturing operations and raised capital required to support our revised business plan.

Key 2018 achievements included:

•	Etrasimod: We delivered positive Phase 2 data for our late-stage clinical program for ulcerative colitis and progressed programs for Crohn’s disease and atopic dermatitis.
•

Ralinepag: We entered into a global license agreement with United Therapeutics. The transaction was completed in January 2019. Upon close, we received an $800 million upfront license payment. We are also eligible to receive up to $400 million in regulatory milestones, and tiered royalties. This transaction secures our near-term financial future.

•	Olorinab: We delivered positive Phase 2a data in pain associated with Crohn’s disease, and began preparation for a Phase 2b trial for visceral GI pain.

The transformation of our business has created a significant amount of shareholder value. Our closing stock price (adjusted to give effect to our 2017 reverse stock split) has increased from $15.50 on May 11, 2016, the date Mr. Munshi’s appointment was effective, to $44.83 on March 31, 2019, reflecting a 189% Total Stockholder Return, or TSR, during that period, or an approximately threefold increase.

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Compensation Practices and Governance Highlights

Pay for Performance	Significant link between the compensation of our NEOs and the achievement of our business objectives
Stockholder Alignment	Alignment of the interests of our NEOs with those of our stockholders through the use of long-term equity incentives
Compensation Governance

100% independent directors on the Compensation Committee

Compensation Committee meets regularly in executive session without management present

Independent compensation consultant, Frederic W. Cook & Co., reports directly to the Compensation Committee

Conduct an annual risk assessment of our compensation policies and practices

Equity Plan and Award Features

Maximum seven-year term for stock options

Stock option exercise prices are set at the closing price of our common stock on the date of grant as reported on the Nasdaq Global Select Market (or, if there is no closing price on such date, on the last preceding date on which a closing price was reported)

No repricing of underwater stock options without prior stockholder approval

Performance vesting equity awards (granted in 2019)

Change in Control Provisions	No excessive change in control payments Provide “double-trigger” change in control benefits No tax gross-ups on severance or change in control benefits
Post-termination/Retirement Benefits	No post-termination retirement or pension benefits
Prohibition on Hedging, Margin Loans and Pledging	Prohibit hedging, purchases on margin, and pledging of our common stock by all employees and directors
Clawback Policy	Maintain policy to seek repayment of incentive-based compensation in the event we experience certain accounting restatements
Stock Ownership Guidelines	Maintain stock ownership guidelines to promote executive and director stock ownership

2018 Say-on-pay Vote

At our 2018 Annual Meeting of Stockholders, approximately 98% of the votes cast on the say-on-pay proposal voted in support of the compensation paid to our named executive officers for 2017. While this vote was only advisory and not binding, the Compensation Committee considered the results of the vote in the context of our overall compensation philosophy, as well as our compensation policies, decisions and performance. The Compensation Committee believes that this 2018 stockholder vote generally endorsed our compensation philosophy and the decisions made for 2017. After reflecting on this vote, the Compensation Committee decided to make no changes to its fundamental compensation policies in 2018, and that it would continue to emphasize compensation that is “at-risk” and dependent on our business objectives and overall performance. In 2019, the Compensation Committee adjusted the mix of equity awards provided to our NEOs to include performance-based restricted stock units, or PRSUs.

22	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Compensation Philosophy, Objectives and Development

The main principles of our compensation strategy include the following:

•	Compensation decisions are driven by a pay-for-performance philosophy; and
•	Compensation should reflect corporate and individual performance.

Our overall compensation philosophy and objective is to maintain a compensation program for our NEOs that helps us attract and retain qualified individuals and motive them to perform and positively contribute to our growth and success by aligning their interests with those of our stockholders, which we believe will result in enhancing stockholder value. The compensation programs for our NEOs are designed to provide them with compensation opportunities that are tied to our overall corporate performance, as well as their individual performance. Their compensation includes three key elements: (i) base salary; (ii) performance-based annual cash incentives; and (iii) equity compensation. Our compensation strategy emphasizes at-risk compensation for each NEO by using both performance-based annual incentives and long-term equity awards in the form of stock options (and in some years, PRSUs) as the primary equity compensation vehicle. Stock options are utilized because they only provide value if the stock price increases and our stock options have a seven-year horizon before expiration, which aligns with a clinical development timeline. In addition, in January 2019, to further emphasize our performance-based compensation philosophy, we added PRSUs as a component of annual equity awards for our employees, including NEOs. The PRSUs are structured to provide value only if the stock price increases to certain specified thresholds that are significant appreciation over the closing price on the date they were granted. The Compensation Committee believes that the combination of stock options and PRSUs further aligns the interests of employees with stockholders.

Consistent with our pay-for-performance philosophy, and the long product development life cycles in the pharmaceuticals industry, the Compensation Committee links the compensation of our executive officers to performance by emphasizing equity compensation opportunities for long-term performance and cash incentives for near-term goal alignment. Consistent with this philosophy, the total compensation provided to our executive officers will vary from year to year and will vary between executive officers based on corporate performance, including performance against annual goals that are pre-established by the Compensation Committee, as well as individual performance. Our NEOs are also entitled to health and welfare benefits, and, as described below, they may be entitled to receive additional benefits upon certain terminations of their employment.

Program Development and Role of Compensation Committee, Compensation Consultant and Management

As part of the process for setting the compensation of our NEOs, our Chief Executive Officer, working with our head of Human Resources, provides the Compensation Committee with his performance assessments of the Company and of the individual NEOs and recommends to the Compensation Committee base salaries, cash incentive opportunities, cash incentive awards and stock-based compensation for our NEOs other than the Chief Executive Officer. The Compensation Committee considers our Chief Executive Officer’s input and can accept, reject or modify these recommendations in its discretion. The Compensation Committee may consult with compensation consultants, legal counsel and other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our performance goals. The Compensation Committee also considers peer company data and factors such as the past, current and expected contributions of each NEO, our corporate performance and strategic focus, global economic conditions, the mix of compensation that would be most appropriate for each NEO, and such officer’s particular responsibilities, experience, level of accountability and decision authority.

The Compensation Committee meets in executive session without management. Various members of management may attend committee meetings, and they and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice. None of our NEOs were present during the Compensation Committee’s determinations regarding their own compensation.

The Compensation Committee has retained Frederic W. Cook & Co., Inc., or FW Cook, as its compensation consultant. FW Cook reports directly to the Compensation Committee and takes its direction from the Chair of the Compensation Committee, working with management on select issues under the Compensation Committee’s oversight. The Compensation Committee retained FW Cook in 2018 to provide data, context, and advice regarding executive officer compensation and our peer group, and to assist with compensation risk assessments.

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Peer Groups Used in Program Development and Compensation Decisions

Our Compensation Committee generally does not target the amount of compensation for our NEOs relative to a peer group of companies, but it does consider peer data as context for purposes of assessing the competitiveness of the executive compensation program. An individual NEO may earn more or less than the peer group median depending on factors described below under the heading “2018 Compensation Decisions,” including the individual’s experience, role, and past and expected future performance.

2017 Peer Group

In the second half of 2017, the Compensation Committee reviewed and updated our peer group to include the group of companies set forth below based on, among other considerations, objective size criteria, including industry, financial size, market capitalization value, and drug development and commercialization stage. We refer to this peer group of 19 companies as the “2017 Peer Group.” These companies had 2016 12-month average market capitalizations of between $327 million and $1.845 billion, with a median 12-month average market capitalization of $974 million. In October 2017 when these peer data were reviewed, our market capitalization was about $985 million. The 2017 Peer Group data was considered in reviewing our 2018 executive compensation program, including in determining the 2018 base salaries, target cash incentive compensation, and equity awards.

Acceleron Pharma, Inc.	Acorda Therapeutics, Inc.	Aerie Pharmaceuticals, Inc.
Cytokinetics, Inc.	Dermira, Inc.	Dynavax Technologies Corporation
FibroGen, Inc.	Five Prime Therapeutics, Inc.	Halozyme Therapeutics, Inc.
Heron Therapeutics, Inc.	ImmunoGen, Inc.	Ironwood Pharmaceuticals, Inc.
La Jolla Pharmaceutical Company	Prothena Corporation PLC	Retrophin, Inc.
Sage Therapeutics, Inc.	Sangamo Therapeutics, Inc.	Sarepta Therapeutics, Inc.
Synergy Pharmaceuticals, Inc.

2018 Peer Group

In the second quarter of 2018, the Compensation Committee reviewed and updated our peer group to include the group of companies set forth below based on, among other considerations, objective size criteria, including industry, financial size, market capitalization value, and drug development and commercialization stage. We refer to this peer group of 17 companies as the “2018 Peer Group.” These companies had 2017 12-month average market capitalizations of between $978 million and $5.843 billion, with a median 12-month average market capitalization of $2.458 billion. In the second quarter of 2018 when these peer data were reviewed, our market capitalization was about $2.066 billion. The 2018 Peer Group data was considered in reviewing our 2019 executive compensation program, including in determining the 2019 base salaries, target cash incentive compensation, and equity awards.

Acadia Pharmaceuticals Inc.	Acceleron Pharma, Inc.	Acorda Therapeutics, Inc.
Aerie Pharmaceuticals, Inc.	Agios Pharmaceuticals, Inc.	Aimmune Therapeutics, Inc.
Array BioPharma Inc.	FibroGen, Inc.	Halozyme Therapeutics, Inc.
Immunomedics, Inc.	Ironwood Pharmaceuticals, Inc.	Neurocrine Biosciences, Inc.
Sage Therapeutics, Inc.	Sarepta Therapeutics, Inc.	The Medicines Company
Ultragenyx Pharmaceutical Inc.	United Therapeutics Corporation

Compensation Consultant Conflict of Interest Analysis

The Compensation Committee has determined that the work of FW Cook and the individual compensation advisors employed by FW Cook does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to Arena by FW Cook; (ii) the amount of fees we paid FW Cook as a percentage of FW Cook’s total revenue; (iii) FW Cook’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of FW Cook or the individual compensation advisors employed by FW Cook with an Arena executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Arena stock owned by FW Cook or the individual compensation advisors employed by the consultant. During 2018, we paid FW Cook fees that constituted less than 1% of FW Cook’s total revenue.

24	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

2018 Compensation Decisions

Summary

For 2018, salaries for our executive officers were generally increased by 2%; target bonuses were not increased. The decisions were not driven by market data; however, they resulted in salaries and bonuses that were near the median of the 2017 Peer Group data available at the time, with target cash compensation that was within 10% of the 2017 Peer Group median. The values of equity grants awarded at the start of 2018 were above the median, reflecting the fact that our 139% TSR for 2017 was above the 80th percentile of our 2017 Peer Group, as well as the fact that our market capitalization was well above the median of the 2017 Peer Group. Our CEO’s 2018 total compensation as reported in the Summary Compensation Table falls at the median of the 2018 Peer Group.

Base Salary

The purpose of base salary is to provide fixed compensation to attract, retain and motivate executives with the qualifications desired for the particular position. The base salary for our NEOs is influenced by various factors, including the individual’s responsibilities and position, experience, performance to date and expected future contribution, overall mix of base salary, performance-based cash incentives and equity compensation, and our corporate performance.

In early 2018, the Compensation Committee approved base pay increases of 2% from 2017 levels for our NEOs other than Dr. Klassen. This relatively modest increase in salary budget followed high TSR in 2017. The Compensation Committee approved a base pay increase of 5% from the 2017 annualized level for Dr. Klassen to bring his cash compensation closer to the median of our 2017 Peer Group. Accordingly, 2018 base salaries for our NEOs were as follows:

NEO	2018 Base Salary	2017 Base Salary	Increase (%)
Amit D. Munshi	$637,500	$625,000	2%
Kevin R. Lind	$408,000	$400,000	2%
Vincent E. Aurentz	$408,000	$400,000	2%
Preston S. Klassen, M.D., M.H.S. (1)	$420,000	$400,000	5%
Steven W. Spector, J.D.	$440,232	$431,600	2%

(1)	Dr. Klassen was hired during 2017. His 2017 base salary is presented on an annualized basis.

Performance-Based Cash Incentives

Annual Incentive Plan.  All of our NEOs were participants in the Annual Incentive Plan for 2018. Under the Annual Incentive Plan, each participant was assigned an incentive target that was expressed as a percentage of annual base salary. Our Chief Executive Officer’s incentive target under the Annual Incentive Plan was expressed as 65% of his annual salary, and the other participants had incentive targets expressed as 50% of their annual base salaries. These were the same incentive targets as under the Annual Incentive Plan for 2017. The maximum potential incentive award under the Annual Incentive Plan for 2018 was 150% of the targeted award amount for extraordinary goal achievement in 2018 All of the 2018 goals were established by the Compensation Committee in early 2018.

The objective of the Annual Incentive Plan was to align near-term incentives for officers of the Company to be consistent with stockholders and long-term corporate objectives. All participants’ potential incentive awards were based primarily on the same 2018 corporate goals, which we believed would align the interests of our executive officers with one another and with our stockholders. In addition, the Compensation Committee established individual goals for each of the participants in the Annual Incentive Plan other than our Chief Executive Officer, with the participant’s individual goals representing 20% of their total goal achievement. Each Annual Incentive Plan participant’s actual incentive award would be based on the level of achievement of pre-established goals (including corporate goals and, if applicable, individual goals), the quality of such achievement, the participant’s role in goal achievement and the weighting of the goals, with the Compensation Committee retaining discretion to adjust or modify actual awards subject to the cap of 150% of the targeted award amount.

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In early 2019, the Compensation Committee determined that the 2018 corporate goals were achieved at a level of 110%. The 2018 corporate goals, the weighting of such goals, and the facts the Compensation Committee considered in determining the achievement of such goals are set forth below. The categories and weightings were the same as for 2017, except human resources goals were increased by 5% to reflect the challenges of scaling our business and licensing goals were decreased by 5% because we were less focused on such activities in early 2018 when the goals were established.

	Categories of Corporate Goals	Goals and Considerations for Achievement	Weighting	Achievement
1	Clinical progress on programs	Clinical progress on etrasimod (APD334): Delivered positive OASIS Phase 2 data in ulcerative colitis; began preparation for Phase 3. Clinical progress on ralinepag (APD811): Negotiated and executed a global license agreement with United Therapeutics; Phase 3 trial design and initiation. Clinical progress on other assets: Delivered positive Phase 2a data for olorinab and advanced preclinical development of APD418; however, due to management’s focus on lead programs, timing was later than targeted.	65%	62%
2	Licensing and collaboration efforts	Pursue strategic partnerships: Negotiated and executed global license agreement for ralinepag with United Therapeutics.	5%	7.5%
3	Budget and finance	Manage cash to efficiently reach major milestones: Cash efficiently managed to reach major milestones, including targeted capital raise post-OASIS data, execution of United Therapeutics license agreement, and achievement of an estimated $1.3B in cash post-closing of the United Therapeutics license agreement.	15%	22.5%
4	Human resources	Build a high-performing culture and hire, engage and retain key employees: built out human capital function; rolled out “scale for success” corporate architecture initiative; hired approximately 113 employees during 2018.	15%	18%
	Total		100%	110%

In early 2019, for each of our NEOs other than our Chief Executive Officer, the Compensation Committee also considered the level and quality of individual goal achievement during 2018 and the relationship of the NEO’s achievement of individual goals to the achievement of corporate goals, including the United Therapeutics license agreement transaction. The Compensation Committee determined that each of the NEOs had achieved 110% of his individual goals based on the following:

•	Mr. Lind developed improved internal financial planning and analysis systems and reporting to integrate into the functional areas of the company.
•	Mr. Aurentz progressed the development of the company’s commercial launch operational framework.
•	Dr. Klassen managed the build-out of high-performing product development teams and the development of integrated product plans.
•	Mr. Spector continued to build our compliance and monitoring systems and oversee integration into the company’s functional areas.

Based on the achievement of corporate and individual goals, in early 2019, the Compensation Committee approved cash incentive awards for our NEOs participating in the Annual Incentive Plan at a level of 110% as follows:

NEO	Target Award	Actual Award
Amit D. Munshi	$414,375	$455,813
Kevin R. Lind	204,000	224,400
Vincent E. Aurentz	204,000	224,400
Preston S. Klassen, M.D., M.H.S.	210,000	231,000
Steven W. Spector, J.D.	220,116	242,128

26	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Equity Compensation

General. We believe that equity grants provide our NEOs with the opportunity to share in increases, if any, in the value of our common stock, reinforce a long-term interest in our corporate performance, and directly motivate our NEOs to maximize long-term stockholder value. The potential realized value of certain grants depends on our stock performance and all of our equity grants utilize vesting that encourage our NEOs to continue working for us long term.

The Compensation Committee determines the size and type of equity awards after evaluating various factors applicable at the time of each such grant in their totality, which has included, among other things: the particular NEO’s role and responsibilities and the Compensation Committee’s view of the officer’s individual performance; the prior equity awards granted to such individual; retentive value of prior awards; our corporate performance; the value of equity grants; comparative peer data provided by its compensation consultant; dilution to our stockholders; and TSR.

All grants to executive officers require the approval of the Compensation Committee.

2018 Equity Grants.  The Compensation Committee granted our NEOs 2018 equity compensation 100% in stock options in order to align their long-term compensation with price growth for our stockholders, consistent with our compensation philosophy that our NEOs should have a sizeable portion of the total compensation at-risk, as well as the time horizon required to develop and commercialize internally discovered medicines. The Compensation Committee determined the size of the stock option grants based on a number of factors, including:

•	the 2017 Peer Group data;
•	Our high TSR for 2017, which was 139% and above the 75th percentile of our 2017 Peer Group;
•	The size of our market capitalization relative to our 2017 Peer Group, which was above the median;
•	The prior equity awards granted to our NEOs;
•	Internal equity among the executive team; and
•	Dilution to our stockholders.

The grant date fair value of Mr. Munshi’s award was above the median of the 2017 Peer Group but approximated the median value of our 2018 Peer Group. Similarly, our other NEOs were granted awards above the median of the 2017 Peer Group. The Compensation Committee felt that providing equity opportunities for our NEOs in the amounts granted, which would only provide value if our stock price appreciated, was appropriate to recognize their high performance in successfully transforming our business since Mr. Munshi joined us in May 2016, and to motivate performance and better assure our ability to retain and recruit employees in a highly competitive market as we continue to execute on Mr. Munshi’s and the new management team’s revised business strategy.

NEO	2018 Stock Options
Amit D. Munshi	310,000
Kevin R. Lind	130,000
Vincent E. Aurentz	130,000
Preston S. Klassen, M.D., M.H.S.	130,000
Steven W. Spector, J.D.	130,000

2019 Performance Restricted Stock Units.  Commencing in 2019, the Compensation Committee incorporated performance-based restricted stock units, or PRSUs, as a component of annual equity awards for all employees, including NEOs. As of the proxy record date, all NEOs therefore held PRSU awards that were granted in January 2019. The Compensation Committee believes that the combination of stock options and PRSUs further aligns the interests of employees with stockholders. The PRSUs only provide value if the price of our common stock increases to reach certain specified thresholds. The January 2019 PRSUs vest, if at all, upon the closing price of our common stock reaching certain price thresholds from $60 to $75 per share during a three-year performance period ending January 3, 2022, and the grantee’s subsequent satisfaction of a continuing service requirement. The Compensation Committee views the formulaic outcome of these awards as pay-for-performance.

Other Benefits

All of our current NEOs, as well as our other regular, full-time US employees, are eligible for a variety of health and welfare benefits. We believe that competitive health and welfare benefits help ensure that we have a productive and focused workforce.

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Time Off

Our regular, full-time US employees can accrue vacation time during the year, and the maximum amount of vacation time any employee may accrue is 240 hours. Employees are eligible to be paid for accrued unused vacation time at designated times during the year, subject to certain limitations. In addition, our employees, including NEOs, are eligible for statutory leaves based on the location of their employment, including but not limited to statutory paid sick leave, which varies by location.

Retirement Savings Plan and Company Match

Our US employees are eligible to participate in our Retirement Savings Plan in the form of a qualified 401(k) plan, beginning on their hire date. Employees may make pre-tax or after-tax (Roth) contributions of up to 50% of gross cash compensation into the plan, up to the annual limit under the Internal Revenue Code, as amended, or Code. Subject to limits under the Code, we match 100% of each of the employee’s contributions, up to a maximum match of 6% of the employee’s eligible gross cash compensation per pay period. This matching contribution vests over a two-year period from the individual’s original date of hire. During 2018, we updated our Retirement Savings Plan to allow employees to make certain after-tax contributions in addition to the contributions described above.

Life and Disability Coverage

During 2018, we provided all regular, full-time US employees with a life insurance policy equal to two times the employee’s annual base salary, up to a maximum coverage of $500,000. Such employees are also covered by short- and long-term disability plans that coordinate with state disability insurance programs, if any.

Perquisites and Other Benefits

Except for the commuting expense related reimbursement provided to Mr. Aurentz, we did not provide any of our NEOs or other senior members of management with perquisites in 2018 that exceeded $10,000 in the aggregate for any person. Mr. Aurentz’s position and duties require him to travel extensively and do not require him to be present in our San Diego headquarters all of the time. Accordingly, pursuant to the terms of his employment agreement, we provided certain benefits to assist with Mr. Aurentz’s travel. We provided Mr. Aurentz with a monthly housing and automobile stipend, which began in August 2016 in an amount of up to $9,166 per month, and continued for 18 months, at which time, in recognition of the value of his role and strong performance, we agreed to continue Mr. Aurentz’s housing and automobile stipend in an amount up to $7,000 per month for an additional 12 months through February 2019. We also reimburse Mr. Aurentz for the cost of his airfare to San Diego on an after-tax basis in order to make such airfare expenses cost neutral for Mr. Aurentz. These benefits were individually negotiated with Mr. Aurentz and were provided because they were deemed necessary for his employment.

Post-Termination Compensation

Below is a summary of potential post-termination compensation for our NEOs. More details regarding such arrangements, including potential payouts, are provided below under “Potential Post-Employment Payments Table.” These termination benefits are intended to keep our NEOs focused on corporate interests while employed and to ease the consequences to an executive officer of a termination of employment and require that the applicable executive officer must execute a waiver and release of claims in our favor.

Termination Protection Agreements and Severance Benefit Plan. We have an Amended and Restated Severance Agreement with Mr. Munshi, or the Severance Agreement, that may require us to provide compensation and benefits to him. We also have an Amended and Restated Severance Benefit Plan, or Severance Benefit Plan, that may require us to provide compensation and benefits to our NEOs other than Mr. Munshi, and we have a Termination Protection Agreement, as amended, with Mr. Spector, or the Termination Protection Agreement, that may require us to provide compensation and benefits to him.

We provide these benefits because we determined that it was appropriate to provide our executive officers severance compensation if their employment is terminated under certain circumstances. The Compensation Committee believes that the severance benefits are an important element of the NEOs’ retention and motivation and that the benefits of such severance rights agreements, including generally requiring a release of claims against us as a condition to receiving any severance benefits, are in our best interests.

The Compensation Committee periodically reviews the severance benefits we offer to our NEOs to ensure that the benefits we offer remain competitive. In January 2019, the Compensation Committee amended certain terms of Mr. Munshi’s Severance Agreement and our Severance Benefit Plan to better align with the pay practices of our 2018 Peer Group. A description of the severance benefits provided under the Severance Agreement (including as amended in 2019), the Severance Benefit Plan (including as amended in 2019) and the Termination Protection Agreement is provided below under the heading “Potential Post-Employment Payments Table at December 31, 2018.”

28	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Tax Considerations

We take into account the tax effects of various forms of compensation and the potential for excise taxes to be imposed on our executive officers. There are various provisions of the Code that we consider in determining compensation, including the following:

Section 162(m).  Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Prior to the enactment of the Tax Cuts and Jobs Act of 2017, or TCJA, Section 162(m) provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m). Pursuant to the TCJA, the performance-based compensation exception under Section 162(m) was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017, and which is not modified in any material respect on or after such date.

Compensation paid to each of our “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m), as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by us will be eligible for such transition relief and be deductible by us in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of us and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.

Sections 280G and 4999.  Any payment or benefit provided to executive officers in connection with a change-in-control transaction may be subject to an excise tax under Section 4999 of the Code. These payments also may not be eligible for a company tax deduction pursuant to Section 280G of the Code. If any of these payments or benefits are subject to the excise tax, they may be reduced to provide the individual with the best after-tax result. The individual will receive a reduced amount so that the excise tax is not triggered, or the individual will receive the full amount of the payments and benefits and then be liable for any excise tax.

Additional Executive Compensation Practices, Policies and Procedures

Clawback Policy.  We maintain a clawback policy that applies to current and former executive officers. Under the policy, following an accounting restatement that is required to be prepared due to material noncompliance with any financial reporting requirements under the securities laws, we will seek repayment from any current or former executive officer of any incentive-based compensation that was: (i) based on the erroneous data; (ii) paid during the three-year period preceding the date on which the accounting restatement is required to be prepared; and (iii) in excess of what would have been paid under the accounting restatement. In addition, in the event that legislation is enacted or the SEC adopts rules or promulgates regulations defining the circumstances under which we are entitled to seek repayment from a current or former executive officer, such legislation, rules or regulations shall apply.

Stock Ownership Guidelines.  The Compensation Committee has established ownership guidelines for our NEOs. Within five years after the date an individual becomes an executive officer, he or she will be expected to hold ownership or equivalent with an aggregate value equal to the amount (or, in the case of the Chief Executive Officer, three times the amount) of the executive officer’s annual base salary. If an executive is not in compliance after the applicable five-year period, the executive will be expected to retain at least 50% of the shares acquired upon option exercise (after payment of both the exercise cost and taxes) and 50% of the shares issued upon vesting of RSU grants (net of shares necessary to satisfy taxes).

Prohibition of Speculative or Short-Term Trading.  We prohibit our NEOs (and other employees) and non-employee directors from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

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Compensation Committee Report

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, other than our Annual Report on Form 10-K (where it shall be deemed to be “furnished”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee, comprised of independent directors, reviewed and discussed the above “Compensation Discussion and Analysis” with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and included into our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

THE COMPENSATION COMMITTEE

Randall E. Woods, Chair
Jayson Dallas, M.D.
Oliver Fetzer, Ph.D.

30	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Summary Compensation Table for Fiscal Years Ended December 31, 2018, 2017 and 2016

The table below summarizes the total compensation of our Named Executive Officers for the fiscal years indicated.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)		Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)		Total ($)
Amit D. Munshi	2018	$635,938	$—		$5,752,825	$455,813	$18,869		$6,863,445
President, Chief Executive Officer	2017	625,000	—		1,786,435	487,500	17,010		2,915,945
and Director	2016	397,836	—		3,745,280	230,171	16,425		4,389,712
Kevin R. Lind	2018	407,000	—		2,412,475	224,400	17,165		3,061,040
Executive Vice President, Chief Financial	2017	400,000	41,841	(5)	868,083	240,000	16,041		1,565,964
Officer and Principal Financial Officer	2016	218,205	—		939,680	96,438	35,849	(6)	1,299,253
Vincent E. Aurentz	2018	407,000	—		2,412,475	224,400	120,055	(7)	3,163,930
Executive Vice President and Chief	2017	400,000	—		826,746	240,000	145,905	(7)	1,612,651
Business Officer	2016	151,538	—		835,920	67,025	55,678	(7)	1,110,161
Preston S. Klassen, M.D., M.H.S.	2018	417,500	—		2,412,475	231,000	18,869		3,079,844
Executive Vice President and Chief	2017	315,384	165,000	(8)	1,101,545	188,712	16,641		1,787,282
Medical Officer
Steven W. Spector, J.D.	2018	439,153	—		2,412,475	242,128	18,869		3,112,625
Executive Vice President, General	2017	431,600	—		868,083	258,960	40,682	(9)	1,599,325
Counsel and Secretary	2016	431,600	—		844,810	189,904	16,800		1,483,114

(1)

In accordance with SEC rules, the compensation described in this table does not include various health and welfare or other benefits received by our Named Executive Officers that are available generally to all of our regular, full-time employees, except as described in footnote 5 in this table. This table also does not include any perquisites and other personal benefits received by our Named Executive Officers that, in the aggregate, were less than $10,000 for any officer, except as disclosed in note 6 below. Amounts earned but deferred at the election of our Named Executive Officers pursuant to our 401(k) plan are included in the “salary” column.

(2)

Represents the aggregate grant date fair value of options granted in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, “Stock Compensation.” For the relevant assumptions used in determining these amounts, refer to Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2019.

(3)

Represents cash awards earned pursuant to our annual incentive plans for 2018, 2017 and 2016, as further described below in the “Grants of Plan-Based Awards” table and the above “Compensation Discussion and Analysis.”

(4)

Represents matching contributions to our 401(k) plan made on behalf of our Named Executive Officers, group-term life insurance premiums paid by us for our Named Executive Officers and other compensation described below in these footnotes.

(5)

Represents the amount paid to Mr. Lind in the form of a signing bonus equal to unused portion of the relocation allowance provided to Mr. Lind in connection with his appointment as Executive Vice President and Chief Financial Officer in May 2016.

(6)

In addition to the items noted in footnote 4 above, “all other compensation” includes $8,159 paid to Mr. Lind in 2016 as qualified relocation expense reimbursement in connection with his appointment as Executive Vice President and Chief Financial Officer in May 2016, and $17,240 paid to Mr. Lind in 2016 as reimbursement, on an after-tax basis, for hotel and airfare commuting expenses incurred by Mr. Lind prior to his relocation to San Diego.

(7)

In addition to the items noted in footnote 4 above, “all other compensation” includes $87,249, $109,992 and $41,247 provided to Mr. Aurentz in 2018, 2017 and 2016, respectively, in the form of monthly taxable housing and automobile allowances and $13,937, $18,419 and $10,306 provided to Mr. Aurentz in 2018, 2017 and 2016, respectively, for commuting airfare reimbursement, on an after-tax basis, following his appointment as Executive Vice President and Chief Business Officer in August 2016.

(8)	Represents the amount paid to Dr. Klassen in the form of signing bonuses following his appointment as Executive Vice President and Chief Medical Officer in March 2017.
(9)	In addition to the items noted in footnote 5 above, “all other compensation” includes $23,240 paid to Mr. Spector in 2017 for unused accrued vacation time.

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Grants of Plan-Based Awards During Fiscal Year Ended December 31, 2018

The table below provides information on estimated future payouts under non-equity and equity incentive plans, stock awards and options granted to our Named Executive Officers during the fiscal year ended December 31, 2018.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date (3)	Target ($)	Maximum ($)	Options (#) (2)	Awards ($/sh) (3)	Awards ($) (4)
Amit D. Munshi	—	$414,375	$621,563	—	$—	$—
	1/19/2018	—	—	310,000	35.60	5,752,825
Kevin R. Lind	—	204,000	306,000	—	—	—
	1/19/2018	—	—	130,000	35.60	2,412,475
Vincent E. Aurentz	—	204,000	306,000	—	—	—
	1/19/2018	—	—	130,000	35.60	2,412,475
Preston S. Klassen, M.D., M.H.S.	—	210,000	315,000	—	—	—
	1/19/2018	—	—	130,000	35.60	2,412,475
Steven W. Spector, J.D.	—	220,116	330,174	—	—	—
	1/19/2018	—	—	130,000	35.60	2,412,475

(1)

The amounts shown in the “target” column reflect a percentage of such Named Executive Officer’s 2018 annual base salary as specified under the Annual Incentive Plan, the amounts shown in the “maximum” column are 150% of the respective target amounts and there is no minimum amount payable for a certain level of performance.

(2)

The stock options granted to our Named Executive Officers in 2018 are incentive stock options to the extent permissible under the Code, and are exercisable once vested for up to seven years from the date of grant. The stock options vest over four years, with 25% of the shares subject to the option vesting on the first anniversary of the grant date, and the remainder of the shares vesting monthly over the following three years in equal installments (except as otherwise necessary to avoid vesting of a fractional share).

(3)	In all cases, the exercise price of the option awards was equal to the closing market price of our common stock on the grant date as reported on the Nasdaq Global Select Market.
(4)

Represents the aggregate grant date fair value of stock options granted in accordance with FASB ASC Topic 718. For the relevant assumptions used in determining these amounts, refer to Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2019.

32	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Outstanding Equity Awards at December 31, 2018

The table below provides information on all stock options held by our Named Executive Officers on December 31, 2018. No unvested stock awards were held by our Named Executive Officers on December 31, 2018.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Amit D. Munshi	5/11/2016	237,500	142,500	$15.50	5/11/2023
	2/13/2017	98,551	116,449	14.60	2/13/2024
	1/19/2018	—	310,000	35.60	1/19/2025
Kevin R. Lind	6/15/2016	50,000	30,000	19.40	6/15/2023
	2/13/2017	47,899	56,576	14.60	2/13/2024
	1/19/2018	—	130,000	35.60	1/19/2025
Vincent E. Aurentz	8/15/2016	46,666	33,334	17.10	8/15/2023
	2/13/2017	45,614	53,886	14.60	2/13/2024
	1/19/2018	—	130,000	35.60	1/19/2025
Preston S. Klassen, M.D., M.H.S.	3/20/2017	56,591	72,759	15.10	3/20/2024
	1/19/2018	—	130,000	35.60	1/19/2025
Steven W. Spector, J.D.	3/17/2009	1,500	—	40.10	3/17/2019
	3/17/2010	7,000	—	32.50	3/17/2020
	3/15/2011	7,970	—	14.90	3/15/2021
	3/19/2012	5,525	—	18.10	3/19/2022
	12/13/2012	10,000	—	88.70	12/13/2019
	12/17/2013	10,001	—	55.20	12/17/2020
	12/15/2014	7,500	—	37.20	12/15/2021
	12/15/2015	7,500	7,499	17.90	12/15/2022
	3/2/2016	26,250	26,250	15.50	3/2/2023
	12/15/2016	17,100	17,100	15.00	12/15/2023
	2/13/2017	47,889	56,586	14.60	2/13/2024
	1/19/2018	—	130,000	35.60	1/19/2025

(1)

Stock options generally vest 25% per year over four years from the date of grant. Stock options granted prior to December 13, 2012, are exercisable for up to 10 years from the date of grant; stock options granted on or after December 13, 2012, are exercisable for up to 7 years from the date of grant.

Option Exercises and Stock Vested During Fiscal Year Ended December 31, 2018

The table below provides information on stock option exercises and stock awards vested during the fiscal year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Amit D. Munshi	—	$—	—	$—
Kevin R. Lind	—	—	—	—
Vincent E. Aurentz	—	—	—	—
Preston S. Klassen, M.D., M.H.S.	—	—	—	—
Steven W. Spector, J.D.	59,006	1,016,446	11,830	505,255

(1)	Computed by multiplying the number of options exercised by the difference between the market price of our common stock at exercise and the exercise price of the stock options.
(2)	Computed by multiplying each of the shares vested by the closing market price of our common stock on the applicable vesting date.

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Potential Post-Employment Payments Table at December 31, 2018

As described below, Mr. Munshi is party to a Severance Agreement dated May 6, 2016, which was amended and restated on January 4, 2019. All of our NEOs other than Mr. Munshi are participants under a Severance Benefit Plan, which was amended and restated effective on January 4, 2019, and Mr. Spector is a party to a Termination Protection Agreement, dated December 20, 2002, as amended. Any payments payable under the Severance Benefit Plan are reduced by severance benefits payable by us under any agreement, policy, plan, program or arrangement, including the Termination Protection Agreement (for Mr. Spector). The severance and other benefits that would be payable in connection with a change in control are due only in the event of a “double trigger” in which (i) there is a change in control and (ii) the executive officer’s employment is terminated under certain circumstances or equity awards are not continued, assumed or substituted. In addition, certain equity grants to our NEOs include additional vesting and time to exercise in connection with retirement.

Severance Agreement with Mr. Munshi

We entered into a Severance Agreement with Mr. Munshi in 2016, which was subsequently amended and restated on January 4, 2019, pursuant to which he is entitled to certain severance benefits. Under the Severance Agreement as in effect on December 31, 2018, in the event that we terminate Mr. Munshi without cause or Mr. Munshi resigns for good reason, each a Covered Termination, following our receipt of an effective waiver and release of claims and return of company property, Mr. Munshi is entitled to: (i) a lump sum cash payment equal to 24 times the sum of (a) Mr. Munshi’s monthly base salary in effect immediately prior to the termination and (b) 1/12th of the greater of (x) the average of the three annual bonuses we paid Mr. Munshi prior to the termination (with his target bonus amounts used, for purposes of calculating the average, for any year in which Mr. Munshi was not an employee or was employed for less than a full year) and (y) the last annual bonus we paid Mr. Munshi prior to the termination; (ii) a monthly payment equal to his monthly group health insurance premium under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, until the earlier of (a) 24 months following termination of employment, or Severance Period, and (b) the expiration of Mr. Munshi’s eligibility for continuation coverage under COBRA; and (iii) acceleration of vesting of the stock options and other equity awards that would have vested had Mr. Munshi remained employed by us through the Severance Period, except to the extent that the vesting of such awards is conditioned upon the satisfaction of performance criteria.

In addition, in the event that a Covered Termination occurs either (i) during the two years following a change in control of Arena or (ii) within one year prior to a change in control of Arena and Mr. Munshi reasonably demonstrates after such change in control that such termination was at the request or suggestion of any individual or entity who or which ultimately effects a change in control or by our Board in contemplation of a change of control, all of Mr. Munshi’s outstanding options and other equity awards will become fully vested and exercisable, except to the extent that the vesting of such awards is conditioned upon the satisfaction of performance criteria.

On January 4, 2019, Mr. Munshi’s Severance Agreement was amended and restated to provide that in the event of a Covered Termination, Mr. Munshi’s bonus amount for calculation of severance will be equal to his target bonus in place immediately prior to the Covered Termination, rather than the greater of his average bonus for the last three years (with his target bonus amounts used, for purposes of calculating the average, for any year in which Mr. Munshi was not an employee or was employed for less than a full year) or his most recent annual bonus.

Severance Benefit Plan

The Severance Benefit Plan provides severance benefits upon involuntary termination without cause or voluntary termination with good reason (as defined in the plan). The benefits under the Severance Benefit Plan as of December 31, 2018, include cash severance benefits, continuation of health insurance coverage for the severance period, acceleration of stock options and awards that would otherwise have vested through the end of the severance period, and continued stock option exercisability until the later of (i) the original post-termination exercise period provided in the applicable stock option agreement or (ii) the number of months equal to the severance period (but not beyond the original contractual life of the option). The severance period is 18 months for Messrs. Lind, Aurentz and Spector and Dr. Klassen. The cash severance benefits are equal to the number of months in the executive officer’s severance period multiplied by the executive officer’s monthly base salary in effect immediately prior to the termination plus one-twelfth of the greater of (i) the average of the three annual bonuses we paid to the executive officer prior to his termination and (ii) the last annual bonus paid to the executive officer prior to termination. Following our receipt of an effective waiver and release of claims and return of company property, we are required to pay the cash benefits in a lump sum within five business days after the earlier of (i) the first business day that is six months following the executive officer’s termination or (ii) following the executive officer’s termination, the executive officer’s death.

34	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

On January 4, 2019, we amended and restated the Severance Benefit Plan to (i) provide that, in the event of a Covered Termination, the bonus amount used to calculate an executive officer’s severance will be equal to the executive officer’s target bonus in place immediately prior to the Covered Termination, rather than the greater of the executive officer’s average bonus for the last three years or the executive officer’s most recent annual bonus; (ii) provide that, in the event of a Covered Termination within 24 months of a change in control, all of the executive officer’s outstanding stock options and other equity becomes fully vested and exercisable, except for performance-related awards such as PRSUs; and (iii) modify the definition of good reason to (a) allow for a resignation for good reason when a participant’s authority, duties or responsibilities are materially diminished, including a change in participant’s position such that participant is no longer employed in substantially the same position and with substantially the same level of authority, responsibilities or duties at the ultimate parent corporation, and (b) delete, from the list of circumstances that would constitute good reason, the failure of the Board of Directors to nominate a participant for election to the Board of Directors.

Termination Protection Agreement

In contrast to the Severance Benefit Plan, the Termination Protection Agreement with Mr. Spector only applies to qualifying terminations if there has been a change in control. Under the Termination Protection Agreement, if Mr. Spector is terminated without cause or resigns for good reason (as defined in the agreement) within two years following a change in control or if he is terminated within one year prior to a change in control in anticipation of the change in control, we are required to provide him (i) a payment equal to his annual compensation, (ii) continuation of health insurance coverage until the second anniversary of his termination, (iii) accelerated vesting of all outstanding unvested stock options and restricted shares, with any stock options remaining exercisable until the first anniversary of his termination (but not beyond the original contractual life of the option), and (iv) continuation of our indemnification obligations until at least the sixth anniversary of his termination. The cash severance benefits are equal to (i) his annual rate of base salary in effect on the date of the change in control or the termination date, whichever is higher, and (ii) any bonus paid or payable to him for the year preceding the change in control or the termination date, whichever is higher. Following our receipt of an effective waiver and release of claims, we are required to pay the cash benefits in a lump sum within five business days after the earlier of (i) the first business day that is six months following his termination or (ii) following his termination, his death. The Severance Benefit Plan provides that any benefits payable to Mr. Spector shall be reduced by any benefits paid to him under the Termination Protection Agreement.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	35

Potential Amounts Payable Upon Termination or Resignation for Good Reason

In accordance with SEC rules, the table below provides information on the amounts payable upon termination of our Named Executive Officers assuming the triggering event (which would be the participants’ separations) took place on December 31, 2018. Information on certain tax implications of post-termination payments is included above under “Tax Considerations.”

	Potential Payable Upon Termination Without Cause or Resignation for Good Reason
Name and Benefit	Without a Change in Control (1)	With a Change in Control (1)
Amit D. Munshi
Salary	$1,275,000	$1,275,000
Bonus	911,626	911,626
Benefit continuation	58,329	58,329
Accelerated vesting of stock options (2)	6,716,317	7,215,658
Total	$8,961,272	$9,460,613
Kevin R. Lind
Salary	$612,000	$612,000
Bonus	336,600	336,600
Benefit continuation	43,486	43,486
Accelerated vesting of stock options (2)	1,803,499	2,399,626
Total	$2,795,585	$3,391,712
Vincent E. Aurentz
Salary	$612,000	$612,000
Bonus	336,600	336,600
Benefit continuation	33,333	33,333
Accelerated vesting of stock options (2)	1,827,086	2,475,972
Total	$2,809,019	$3,457,905
Preston S. Klassen, M.D., M.H.S.
Salary	$630,000	$630,000
Bonus	346,500	346,500
Benefit continuation	33,333	33,333
Accelerated vesting of stock options (2)	1,419,980	2,170,802
Total	$2,429,813	$3,180,635
Steven W. Spector, J.D.
Salary	$660,348	$660,348
Bonus	363,192	363,192
Benefit continuation	33,333	44,444
Accelerated vesting of stock options (2)	2,297,648	2,996,331
Total	$3,354,521	$4,064,315

(1)

For purposes of this table, “change in control” means a change in control or other corporate event that triggers payments under one or more arrangements described above, without giving effect to the amendments to the Severance Agreement with Mr. Munshi and the Severance Benefit Plan that were effective in January 2019. These January 2019 amendments modified, among other things, the method for determining the bonus portion of severance. Under the revised method (giving retroactive effect to the January 2019 amendments), the bonus amounts potentially payable to NEOs would have been slightly lower than the amounts presented in this table.

(2)

Computed by multiplying the difference between the closing market price of our common stock of $38.95 on December 31, 2018, and the exercise price of each stock option vested as a result of the termination by the number of accelerated stock options.

(3)

Certain of Mr. Spector’s equity grants provide for additional vesting and time to exercise in connection with retirement. Mr. Spector would not be entitled to any such benefits because such equity awards will expire before Mr. Spector reaches the specified retirement age.

36	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Pay Ratio Disclosure

Under SEC rules, we are required to calculate and disclose the annual total compensation of our median employee, as well as the ratio of the annual total compensation of our median employee as compared to the annual total compensation of Amit D. Munshi, our President and Chief Executive Officer (CEO), or CEO Pay Ratio. To identify our median employee, we used the following methodology:

•

To determine our total population of employees, we included all employees other than our CEO, including employees of consolidated subsidiaries, as of December 31, 2018, regardless of their FTE schedule or anticipated employment duration.

•

To identify our median employee from our employee population, we calculated the aggregate amount of each employee’s base salary (using a reasonable estimate of the hours worked and base pay rates for our hourly employees, excluding overtime, and actual base salary as of December 31, 2018 for our remaining employees), bonuses attributable to fiscal 2018 performance and the grant date fair value of equity awards granted in fiscal 2018 using the same methodology we use for estimating the value of the equity awards granted to our NEOs and reported in our Summary Compensation Table.

•

In making this determination, we annualized the base salary and target bonus compensation of employees who were employed by us for less than the entire fiscal year and not employed on a temporary or seasonal basis.

•	Compensation paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on December 31, 2018.

Using this approach, we determined our median employee. Once the median employee was identified, we then calculated the annual total compensation of this employee for fiscal 2018 in accordance with the requirements of the Summary Compensation Table.

For fiscal 2018, the annual total compensation of our median employee was $261,005 and the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $6,863,445. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 26.3 to 1.

The CEO Pay Ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	37

Director Compensation

The Compensation Committee periodically reviews the compensation for our non-employee directors, with the assistance of its independent compensation consultant, including reference to our peer group companies used for executive compensation purposes. Following the most recent such review, the Compensation Committee approved changes to the equity and cash components of the compensation program for our non-employee directors on June 13, 2018. The changes were designed to target a value of total director compensation that was slightly below the median of our 2018 Peer Group and generally aligned with peer practice.

Pre-June 2018 Equity Component (effective through June 12, 2018)

•

Annual Award for Continuing directors and new directors: Continuing and new directors elected at our annual stockholders’ meeting will be granted non-qualified stock options to purchase 15,000 shares of our common stock. The options are granted effective on the date of our annual stockholders’ meeting, and vest in equal monthly installments (except as necessary to avoid vesting of a fractional share) over one year beginning on the one month anniversary of the date of grant and subject to vesting conditions set forth below. New directors appointed other than at the annual stockholders’ meeting will be granted a prorated number of the 15,000 shares effective on the date of their appointment. The prorated number of options shall be determined by multiplying 15,000 by a fraction, the numerator of which is equal to the number of full months in the Prorated Period and the denominator of which is 12. These options will vest in equal monthly installments (except as necessary to avoid vesting of a fractional share) over the Prorated Period, beginning on the one month anniversary of the date of appointment, and subject to vesting conditions set forth below. As used above, “Prorated Period” means the time between the director’s appointment and the one-year anniversary of our most recent annual stockholders’ meeting.

•

Inducement Award for New directors: New directors will be granted non-qualified stock options to purchase 7,500 shares of our common stock effective on the date of their election or appointment, vesting over three years in equal monthly installments (except as otherwise necessary to avoid vesting of a fractional share) and subject to vesting conditions set forth below, with vesting beginning on the one month anniversary of the date of election or appointment.

•

Exercise Price and Option Vesting: The exercise price of options shall be the Fair Market Value on the date of grant. In the event of a director’s Separation From Service due to death, Disability, or a Change in Control of Arena that occurs upon or prior to a Separation From Service, all of the director’s options become fully vested. In the event of any other Separation From Service, (a) vesting of the options is subject to the director’s provision of continued service to Arena through the applicable vesting date, and (b) unvested options terminate upon the director’s Separation From Service.

Post-June 2018 Equity Component (effective June 13, 2018)

•	Annual Award for Continuing Directors and New Directors:
▪

Options: Continuing and new directors elected at our annual stockholders’ meeting will be granted non-qualified stock options to purchase 5,000 shares of our common stock. The options are granted effective on the date of our annual stockholders’ meeting, and vest in equal monthly installments (except as necessary to avoid vesting of a fractional share) over one year beginning on the one month anniversary of the date of grant and subject to vesting conditions set forth below. New directors appointed other than at the annual stockholders’ meeting will be granted a prorated number of the 5,000 shares effective on the date of their appointment. The prorated number of options shall be determined by multiplying 5,000 by a fraction, the numerator of which is equal to the number of full months in the Prorated Period and the denominator of which is 12. These options will vest in equal monthly installments (except as necessary to avoid vesting of a fractional share) over the Prorated Period, beginning on the one month anniversary of the date of appointment, and subject to vesting conditions set forth below. As used above, “Prorated Period” means the time between the director’s appointment and the one-year anniversary of our most recent annual stockholders’ meeting.

38	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

▪

RSUs: Continuing and new directors elected at our annual stockholders’ meeting will also be granted $150,000 in RSUs, with the number of RSUs determined by dividing $150,000 by the closing stock price on the date of grant. The RSUs are granted effective on the date of our annual stockholders’ meeting, and vest upon the earlier of the one-year anniversary after grant or the next annual stockholders’ meeting, subject to vesting conditions set forth below. New directors appointed other than at the annual stockholders’ meeting will be granted a prorated amount of the $150,000 RSU award effective on the date of their appointment. The prorated number of RSUs shall be determined by multiplying the equivalent of $150,000 in RSUs, determined based on the closing stock price on the date of grant, by a fraction, the numerator of which is equal to the number of full months in the Prorated Period and the denominator of which is 12. These RSUs will vest at the next annual stockholders’ meeting, subject to vesting conditions set forth below. As used above, “Prorated Period” means the time between the director’s appointment and the one-year anniversary of our most recent annual stockholders’ meeting.

•	Inducement Award for New Directors:
▪

Options: New directors will be granted non-qualified stock options to purchase 2,500 shares of our common stock effective on the date of their election or appointment, vesting over three years in equal monthly installments (except as otherwise necessary to avoid vesting of a fractional share) and subject to vesting conditions set forth below, with vesting beginning on the one month anniversary of the date of election or appointment.

▪

RSUs: New directors will also be granted $75,000 in RSUs, determined based on the closing stock price on the date of grant, effective on the date of their election or appointment, vesting in three equal installments (except as otherwise necessary to avoid vesting of a fractional share) on the date of the next three annual stockholder meetings after grant, subject to vesting conditions set forth below.

•	Exercise Price and Vesting
▪	The exercise price of options shall be the Fair Market Value on the date of grant.
▪

In the event of a director’s Separation From Service due to death, Disability, or a Change in Control of Arena that occurs upon or prior to a Separation From Service, all of the director’s options and RSUs become fully vested. In the event of any other Separation From Service, (a) vesting of the options and RSUs is subject to the director’s provision of continued service to Arena through the applicable vesting date, and (b) unvested options and RSUs terminate upon the director’s Separation From Service.

Certain Definitions

•

“Change in Control” means an event that: (a) is a “Change in Control” as such term is defined in the applicable long-term incentive plan, and (b) also qualifies as either: (i) a change in the ownership of Arena, (ii) a change in the effective control of Arena, or (iii) a change in the ownership of a substantial portion of Arena’s assets (as each of these events are defined in Treas. Reg. § 1.409A-3(i)(5), or as these definitions may later be modified by other regulatory pronouncements).

•	“Director” or “director” as used herein refers only to non-employee directors.
•	“Disability” means the participant’s becoming disabled within the meaning of Section 22(e)(3) of the Code, or as otherwise determined by the Compensation Committee in its discretion.
•	“Fair Market Value” is as defined in the applicable long-term incentive plan.
•	“Separation From Service” means the director has had a separation from service with Arena for purposes of Section 409A of the Code.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	39

Pre-June 2018 Cash Component (effective through June 30, 2018)

•

Annual retainer for directors: $11,250 per quarter, paid in advance. New directors will receive a prorated amount of the quarterly payment for the quarter within which they are appointed or elected. The proration calculation shall be made for the number of days until the beginning of the next quarter.

•

Additional annual retainer for Chair of the Board: An additional $6,250 per quarter, paid in advance. New Chairs will receive a prorated amount of the quarterly payment for the quarter within which they are appointed to such position. The proration calculation shall be made for the number of days until the beginning of the next quarter.

•	Annual retainer for committee members (including committee chairs):
•	Audit: $10,000 for members; additional $10,000 for chair
•	Compensation: $7,500 for members; additional $7,500 for chair
•	Corporate Governance & Nominating: $5,000 for members; additional $5,000 for chair
•	Other committees: $5,000 for members

Post-June 2018 Cash Component (effective July 1, 2018)

•

Annual retainer for directors: $13,750 per quarter, paid in advance. New directors will receive a prorated amount of the quarterly payment for the quarter within which they are appointed or elected. The proration calculation shall be made for the number of days until the beginning of the next quarter.

•

Additional annual retainer for Chair of the Board: An additional $8,750 per quarter, paid in advance. New Chairs will receive a prorated amount of the quarterly payment for the quarter within which they are appointed to such position. The proration calculation shall be made for the number of days until the beginning of the next quarter.

•	Annual retainer for committee members (including committee chairs):
•	Audit: $10,000 for members; additional $10,000 for chair
•	Compensation: $7,500 for members; additional $10,000 for chair
•	Corporate Governance & Nominating: $5,000 for members; additional $5,000 for chair
•	Other committees: $5,000 for members

General

Our Board of Directors and the Compensation Committee may authorize additional fees for significant work in informal meetings or for other service to us in the recipient’s capacity as a director or committee member. Each non-employee director is also entitled to reimbursement for all of such director’s reasonable out-of-pocket expenses incurred in connection with performing Board business.

40	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Director Compensation Table for Fiscal Year Ended December 31, 2018

As described more fully above, the table below summarizes the compensation for our non-employee directors serving during the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
Scott H. Bice, J.D. (4)	$24,931	$—	$—	$24,931
Jayson Dallas, M.D. (5)	65,247	149,969	130,356	345,572
Oliver Fetzer, Ph.D. (6)	60,247	149,969	130,356	340,572
Kieran T. Gallahue (7)	31,617	212,484	168,529	412,630
Jennifer Jarrett (8)	65,495	149,969	130,356	345,820
Garry Neil, M.D. (9)	55,000	149,969	130,356	335,325
Tina S. Nova, Ph.D. (10)	81,038	149,969	130,356	361,363
Phillip M. Schneider (11)	29,464	—	—	29,464
Manmeet S. Soni (12)	3,185	149,979	109,133	262,297
Christine A. White, M.D. (13)	24,931	—	—	24,931
Randall E. Woods (14)	71,282	149,969	130,356	351,607

(1)	For each director, includes cash retainer and other fees earned or paid in the fiscal year ended December 31, 2018.
(2)

Represents the aggregate grant date fair value of RSUs granted in accordance with FASB ASC Topic 718. The fair value was calculated based on the closing market price of our common stock on the grant date. With exception of Mr. Bice, Mr. Gallahue, Mr. Schneider, Mr. Soni and Dr. White, the directors were awarded 3,050 RSU awards on June 13, 2018, which vest in full on the earliest of June 13, 2019, or the date of Arena’s 2019 annual meeting of stockholders.

(3)

Represents the aggregate grant date fair value of stock options granted in accordance with FASB ASC Topic 718. The fair value was calculated based on the closing market price of our common stock on the grant date. With exception of Mr. Bice, Mr. Gallahue, Mr. Schneider, Mr. Soni and Dr. White, the directors were awarded 5,000 options on June 13, 2018, which vest in approximately equal monthly installments over one year, are exercisable once vested and expire on the seventh anniversary of the grant date.

(4)	Mr. Bice had a total of 41,343 options outstanding at December 31, 2018.
(5)	Dr. Dallas had a total of 31,667 options and 3,050 RSUs outstanding at December 31, 2018.
(6)	Dr. Fetzer had a total of 31,667 options and 3,050 RSUs outstanding at December 31, 2018.
(7)

Upon his appointment as an independent director on July 6, 2018, Mr. Gallahue was awarded 3,070 RSUs, which vest in full on the earliest of June 13, 2019, or the date of Arena’s 2019 annual meeting of stockholders, and additional 1,674 RSUs, which vest in three equal installments on the dates of Arena’s next three annual meetings of stockholders. Also on July 6, 2018, Mr. Gallahue was awarded 4,583 options, which vest in approximately equal monthly installments over one year, are exercisable once vested and expire on the seventh anniversary of the grant date, and additional 2,500 options on July 6, 2018, which vest in approximately equal monthly installments over three years, are exercisable once vested and expire on the seventh anniversary of the grant date. Mr. Gallahue had a total of 7,083 options and 4,744 RSUs outstanding at December 31, 2018.

(8)	Ms. Jarrett had a total of 27,500 options and 3,050 RSUs outstanding at December 31, 2018.
(9)	Dr. Neil had a total of 31,667 options and 3,050 RSUs outstanding at December 31, 2018.
(10)	Dr. Nova had a total of 44,500 options and 3,050 RSUs outstanding at December 31, 2018.
(11)	Mr. Schneider had a total of 46,869 options outstanding at December 31, 2018.
(12)

Upon his appointment as an independent director on December 14, 2018, Mr. Soni was awarded 1,825 RSUs, which vest in full on the earliest of June 13, 2019, or the date of Arena’s 2019 annual meeting of stockholders, and additional 1,825 RSUs, which vest in three equal installments on the dates of Arena’s next three annual meetings of stockholders. Also on December 14, 2018, Mr. Soni was awarded 2,500 options, which vest in approximately equal monthly installments over six months, are exercisable once vested and expire on the seventh anniversary of the grant date, and additional 2,500 options on December 14, 2018, which vest in approximately equal monthly installments over three years, are exercisable once vested and expire on the seventh anniversary of the grant date. Mr. Soni had a total of 5,000 options and 3,650 RSUs outstanding at December 31, 2018.

(13)	Dr. White had a total of 45,373 options outstanding at December 31, 2018.
(14)	Mr. Woods had a total of 44,242 options and 3,050 RSUs outstanding at December 31, 2018.

See “Compensation Discussion and Analysis” above for additional information regarding our grant timing, dating and pricing policies and the discussion above under “Director Compensation” regarding the 2018 compensation for our non-employee directors.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	41

Director Ownership Guidelines

In early 2013, the Compensation Committee established ownership guidelines for non-employee directors. Within five years after the 2013 Annual Meeting (or, with respect to any director joining our Board of Directors after such meeting, within five years after the date such director joins our Board), each director should hold ownership or equivalent with an aggregate value equal to five times the amount of the annual cash retainer for directors. If a director is not in compliance after the applicable five-year period, the director will be expected to retain at least 50% of the shares acquired upon option exercise (after payment of both the exercise cost and taxes) and 50% of the shares issued upon vesting of RSU grants (net of shares necessary to satisfy taxes).

42	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ARENA PHARMACEUTICALS, INC. AMENDED AND RESTATED 2017 LONG-TERM INCENTIVE PLAN (PROPOSAL 3)

Background.  Stockholders are being asked to approve an amendment and restatement of the Arena Pharmaceuticals, Inc., Amended and Restated 2017 Long-Term Incentive Plan, or 2017 LTIP, to, among other things, increase the number of shares authorized for issuance under the 2017 LTIP. Our Board of Directors and stockholders initially approved the 2017 Long-Term Incentive Plan in June 2017, and it was subsequently amended and restated effective as of our 2018 Annual Meeting. Our 2017 LTIP is our only equity incentive plan that is currently effective. On April 15, 2019, our Compensation Committee approved the most recent amendment and restatement of the 2017 LTIP, or Amended 2017 LTIP, subject to stockholder approval.

Material Changes to 2017 LTIP.  The Amended 2017 LTIP contains the following material changes from the 2017 LTIP:

•

Request additional shares.  Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by stockholders the aggregate number of shares of our common stock that may be issued under the Amended 2017 LTIP will be increased by 850,000 shares over the number of shares currently authorized for issuance under the 2017 LTIP, including a corresponding increase in the number of shares that may be issued pursuant to the grant of incentive stock options.

•

New one-year minimum vesting requirement.  If this Proposal 3 is approved by stockholders the Amended 2017 LTIP will contain a one-year minimum vesting requirement on all awards granted under the plan, subject to certain limited exceptions as further described below.

•

Fungible Share Reserve.  The 2017 LTIP contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the 2017 LTIP is reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right (an “Appreciation Award”) granted under the 2017 LTIP and (ii) 1.9 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”) granted under the 2017 LTIP. The Amended 2017 LTIP retains such fungible share counting structure, except that the number of shares of our common stock available for issuance under the Amended 2017 LTIP will be reduced by 1.75 shares for each share issued pursuant to a Full Value Award granted under the 2017 LTIP or the Amended 2017 LTIP after March 31, 2019. As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2017 LTIP will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2017 LTIP subject to an Appreciation Award and (ii) 1.75 shares for each share that becomes available again for issuance under the terms of the Amended 2017 LTIP subject to a Full Value Award that reverts to the 2017 LTIP or Amended 2017 LTIP after March 31, 2019.

•

Other administrative changes.  Other minor administrative changes were also made to the plan, including technical modifications to address the repeal of the performance-based compensation previously available under Section 162(m), so that the annual individual grant limits will apply more broadly to all performance-vesting awards granted under the plan.

Determination of Number of Shares to Add to the Amended 2017 LTIP

Awards Are an Important Part of Our Compensation Philosophy.  Under the leadership of Mr. Munshi, who was hired and appointed Chief Executive Officer effective May 11, 2016, we have transformed to a development-stage company with a promising pipeline. This has involved the recruitment of an entirely new executive team with the exception of our general counsel, Mr. Spector, a significant buildout of our drug development capabilities and other operations, and the hiring of approximately 230 employees since May 11, 2016.

This transformation was accompanied by a change in our compensation approach to emphasize equity more than base salary. Our Board of Directors considers having stock available for grant to be a significant contributor to our long-term success by assisting us in attracting and retaining employees, directors, consultants and advisors who are expected to contribute to our success and achieve long-term objectives that we believe will benefit our stockholders. Along with incentivizing employees to increase stockholder value, vesting conditions, which generally occur over four years, have retentive value. As such, we believe that having stock available for grant is critical to our continuing development and success by helping to keep our employees focused on executing on our long-term business plan. We do not view the number of shares remaining currently available for grant under the 2017 LTIP as sufficient to allow us to execute on our long-term business plan, and the size of the aggregate share reserve under the Amended 2017 LTIP was chosen in order to have sufficient shares available for new hire, promotional and annual grants to our current and future employee population for approximately the next one to two years as we work to implement our new business strategy.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	43

We Manage Our Award Use Carefully and Our Dilution is Reasonable.  We seek to balance the need to attract and retain talented employees, as well as directors, consultants and advisors, in a highly competitive business with efforts to monitor our award “burn rate” each year. Our gross burn rate for the last three years is included in the below table. We estimate that the shares under the Amended 2017 LTIP will be sufficient to cover our projected new hire, promotional and annual grants for our current and future employee population for approximately one to two years. However, we do not as a matter of course make public forecasts as to our total shares outstanding and utilization of equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, our actual usage under the Amended 2017 LTIP will be impacted by changes in the number and level of our employees, the type of equity awards we grant, our potential growth and activities, the financial impact of grants and other factors, such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond our control.

Historic Use of Equity and Outstanding Awards.  The following tables provide certain additional information regarding our historical annual burn rate for awards and shares authorized and outstanding and available for grant:

Historic Annual Burn Rate for Awards

Fiscal Year	2016	2017	2018
Stock options granted	1,789,900	2,241,000	3,513,833
Full value awards granted (director awards; time-based vesting)	—	—	26,694
Performance Restricted Stock Units earned	—	—	32,322
Weighted-average common shares outstanding (1)	24,313,300	32,990,191	47,041,054
Gross burn rate (2)	7.4%	6.8%	7.5%

(1)	The number of common shares outstanding as of the Record Date was not used for the annual gross burn rate calculations.
(2)

The gross burn rate is calculated as follows: (a) shares subject to options and nonperformance-based full-value shares granted and Performance Restricted Stock Unit awards earned in the fiscal year, divided by (b) weighted-average common shares outstanding for the applicable fiscal year.

Shares Outstanding and Available for Grant

As of March 31, 2019
Shares subject to outstanding stock options	8,523,040
Shares subject to outstanding restricted stock units and performance restricted stock units (1)	321,974
Weighted-average exercise price of outstanding stock options	$32.13
Weighted-average remaining term of outstanding stock options (years)	5.63
Shares available for grant under the 2017 LTIP	2,670,170
Potential dilution (2)	18.9%

(1)

Includes 295,280 shares issuable pursuant to 295,280 Performance Restricted Stock Units that were outstanding as of March 31, 2019, representing achievement of performance targets at target levels (100%). Actual achievement and vesting could be at 0%, 50%, 100%, or 200% of target levels, depending upon the actual achievement of applicable performance targets during the applicable performance period. As of March 31, 2019, no performance targets in outstanding Performance Restricted Stock Units had been met.

(2)

Potential dilution is calculated by dividing number of shares subject to outstanding awards (as reported on the first two rows of the table) and number of shares available for grant by the sum of common shares outstanding, number of shares subject to outstanding awards, and number of shares available for grant.

The number of shares of common stock outstanding on the Record Date was 49,570,066 and the closing price of our common stock as reported on the Nasdaq Global Select Market on such date was $45.92 per share.

Our 2013 Long-Term Incentive Plan, 2012 Long-Term Incentive Plan, 2009 Long-Term Incentive Plan, and 2006 Long-Term Incentive Plan, as amended, were previously terminated and are, together with the 2017 LTIP, our “Prior Plans” with respect to the Amended 2017 LTIP. As of the effective date of the Amended 2017 LTIP, the total shares available for grant will be 3,520,170 shares, which is the sum of 2,670,170 shares available under the 2017 LTIP as of March 31, 2019, plus 850,000 new shares, which shall also be reduced by grants made after March 31, 2019, under the 2017 LTIP and prior to the effective date of the Amended 2017 LTIP and counted at the fungible ratio described above. The number of shares available for grant under the Amended 2017 LTIP will be increased by the number of shares subject to any awards granted under the Prior Plans that, after March 31, 2019, are forfeited, expire or settled for cash and as otherwise provided in the Amended 2017 LTIP at the fungible ratio described above.

44	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Why You Should Vote for this Proposal 3

Market Competitiveness and Execution of Our Business Plan.  If the Amended 2017 LTIP is not approved we believe that we will be at a competitive disadvantage in our efforts to attract, motivate and retain employees, directors, consultants and advisors because we will not have the flexibility to issue competitive levels of awards and, therefore, would not be able to execute our business plan.

The Amended 2017 LTIP Combines Compensation and Governance Best Practices.  The Amended 2017 LTIP carries forward unchanged from the 2017 LTIP certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•

Repricing is not allowed.  The Amended 2017 LTIP prohibits the repricing of stock options and stock appreciation rights without prior stockholder approval (except in the case of certain equitable adjustments as described in the plan).

•

No discounted stock options or stock appreciation rights.  All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•

Reasonable Limits on Maximum Terms of Options and Stock Appreciation Rights.  Stock options and stock appreciation rights granted under the Amended 2017 LTIP have a maximum permitted term of seven years.

•

Reasonable share counting provisions.  In general, when awards granted under the Amended 2017 LTIP lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock received from the exercise of stock options or withheld for taxes applicable to any awards will not be returned to our share reserve.

•

Limit on non-employee director compensation.  The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of our annual meeting of stockholders for the next subsequent year, including equity awards granted under the Amended 2017 LTIP and our other equity plans and cash fees paid or payable by us to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board of Directors during such period or with respect to a lead director or chairman role, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes. For such purposes, any compensation shall be counted towards this limit for the service year in which it is earned (and not when settled or paid in the event it is deferred).

•

Awards subject to forfeiture/clawback.  Awards granted under the Amended 2017 LTIP will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement.

•

No dividends are paid on unvested awards.  Any dividends or dividend equivalents applicable to the shares subject to an award will be subject to the same vesting or performance conditions as the underlying award and will not be paid until and unless the underlying award vests.

•	Minimum vesting requirement. As described above, the Amended 2017 LTIP will now contain a one-year minimum vesting requirement on all awards, subject to certain limited exceptions.
•

Limit on annual individual awards.  As described above, the Amended 2017 LTIP will now provide that the annual individual grant limits are applicable to all performance-vesting awards granted under the Amended 2017 LTIP and not limited to those intended to qualify for a performance-based compensation exemption previously available under Section 162(m).

The following summary describes the principal features of the Amended 2017 LTIP, and is qualified in its entirety by reference to the full text of the Amended 2017 LTIP. A copy of the Amended 2017 LTIP is filed as Appendix A to the proxy statement for our 2019 Annual Meeting filed with the SEC.

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Summary of the Amended 2017 Long-Term Incentive Plan

Purpose.  The purpose of the Amended 2017 LTIP is to assist us in attracting and retaining employees, directors, consultants and advisors who are expected to contribute to our success and achieve long-term objectives that will benefit our stockholders through the additional incentives inherent in the awards under the Amended 2017 LTIP.

Shares Available for Awards.  The aggregate number of shares of our common stock that initially may be issued pursuant to stock awards granted under the Amended 2017 LTIP is 3,520,170 shares, less 1 share for every share that was subject to an option or stock appreciation right granted under the 2017 LTIP after March 31, 2019, and 1.75 shares for every 1 share that share that was subject to an award other than an option or stock appreciation right granted under the 2017 LTIP after March 31, 2019. Shares issued pursuant to the exercise of stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1.75 shares for every share issued.

In addition, shares that, after March 31, 2019, are released from awards granted under the Prior Plans because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the Amended 2017 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.75 shares for each share released from a restricted stock award or restricted stock unit award.

The following shares shall not be added to the number of shares available under the Amended 2017 LTIP: (a) shares tendered by the participant or withheld by us in payment of the purchase price of an option granted under the Amended 2017 LTIP or the Prior Plans, or to satisfy any tax withholding obligation with respect to any award granted under the Amended 2017 LTIP or the Prior Plans, (b) shares subject to a stock appreciation right granted under the Amended 2017 LTIP or the Prior Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (c) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options granted under the Amended 2017 LTIP or the Prior Plans.

Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the Amended 2017 LTIP. Shares issued under the Amended 2017 LTIP may consist of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The Company will keep available at all times the number of shares reasonably required to satisfy then-outstanding stock awards.

Non-Employee Director Compensation Limit.  The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the Company’s annual meeting of stockholders for the next subsequent year, including equity awards granted under the Amended 2017 LTIP and any other Company equity plans and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board of Directors during such period or with respect to a lead director or chairman role, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes. For such purposes, any compensation shall be counted towards this limit for the service year in which it is earned (and not when settled or paid in the event it is deferred).

Eligibility; Awards to be Granted to Certain Individuals and Groups.  Options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards may be granted under the Amended 2017 LTIP. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the Amended 2017 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

As of March 31, 2019, approximately 199 employees were in our service and eligible to receive awards under the Amended 2017 LTIP, including 5 executive officers and including approximately 19 employees of our Swiss subsidiary Arena Pharmaceuticals Development GmbH. In addition, as of March 31, 2019, 9 non-employee directors and approximately 35 consultants were in our service and eligible to receive awards under the Amended 2017 LTIP. Only one such consultant, however, currently holds outstanding equity awards; these awards were granted under the Prior Plans. The Compensation Committee, in its discretion, selects the individual or individuals to whom awards under the Amended 2017 LTIP may be granted, determines the type or types of awards to be granted, the time or times at which such awards shall be granted, and the number of shares subject to each such grant (or the dollar value of certain performance awards). For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual or individuals in the future.

46	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Certain Limits on Shares Subject to Awards.  The Amended 2017 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (a) options or stock appreciation rights during any calendar year with respect to more than 800,000 shares of common stock or (b) restricted stock awards, performance awards and/or restricted stock unit awards during any calendar year that are subject to performance-based vesting under which more than 800,000 shares of common stock may be earned. In addition to the foregoing, during any calendar year no participant may be granted performance-vesting awards that are denominated in cash under which more than $10,000,000 may be earned.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the Amended 2017 LTIP on and after its effective date is 3,520,170 shares less the number of shares issued pursuant to incentive stock options granted under the 2017 LTIP after March 31, 2019, and prior to the effective date of the Amended 2017 LTIP, in each case with such number of shares subject to adjustment for certain corporate events, including mergers and stock splits.

Minimum Vesting Requirement.  Notwithstanding any other provision of the Amended 2017 LTIP to the contrary, equity-based awards granted under the plan will vest no earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards and (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant equity-based awards without regard to the foregoing minimum vesting period with respect to a maximum of 5% of the available share reserve authorized for issuance under the Amended 2017 LTIP; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Administration.  The Amended 2017 LTIP will be administered by the Compensation Committee, which shall consist of at least two directors, both of whom must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act and “independent directors” for purposes of the rules of the Nasdaq Stock Market to the extent required by such rules. The Compensation Committee has the authority to select the participants who will receive awards under the Amended 2017 LTIP, to determine the type and terms of the awards, and to interpret and administer the Amended 2017 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the Amended 2017 LTIP to a committee of one or more directors and, to the extent permitted by law and Nasdaq Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers (subject to the limitation on the total number of shares that may be subject to such awards as specified by the Compensation Committee). The Compensation Committee may delegate authority to grant options to a committee of one or more members of our Board of Directors, one or more of our executive officers, or a committee of our executive officers. The Compensation Committee has delegated to our Chief Executive Officer the authority to grant stock options to non-executive employees and consultants consistent with the Board-approved hiring plan and grant guidelines and not to exceed 1,400,000 shares in 2019. It is the Compensation Committee’s policy for our Chief Executive Officer to report to it any such stock option grants at its next regularly scheduled committee meeting following such grants.

Terms and Conditions of Options.  Options granted under the Amended 2017 LTIP may be incentive stock options, nonstatutory stock options, or a combination thereof, and are subject to the following terms and conditions:

Exercise Price.  The exercise price of options granted under the Amended 2017 LTIP is determined by the Compensation Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted, except in the case of substitute awards granted in connection with an acquisition; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all of our classes of stock, the option price per share will be no less than 110% of the fair market value of one share of our common stock on the date of grant. The fair market value of the common stock is generally determined with reference to the closing price for the common stock on the Nasdaq Stock Market on the date the option is granted (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported).

Exercise of Option.  The Compensation Committee determines when options become exercisable. The Amended 2017 LTIP permits payment to be made by cash, check, other shares of our common stock, any other form of consideration approved by the Compensation Committee (including withholding of shares of common stock that would otherwise be issued on exercise of options) and permitted by applicable law, or any combination thereof.

Term of Option.  Options granted under the Amended 2017 LTIP expire no later than seven years from the date of grant, except in the event of the optionee’s death or disability; provided, however, that the term of the option will not exceed five years from the date the option is granted in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all of our classes of stock.

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Stock Appreciation Rights.  The Compensation Committee is authorized to grant stock appreciation rights in conjunction with an option or other award granted under the Amended 2017 LTIP, and to grant stock appreciation rights separately. The grant price of a stock appreciation right may not be less than 100% of the fair market value of the common stock on the date such stock appreciation right is granted, except in the case of substitute awards granted in connection with an acquisition (or a stock appreciation right granted in exchange for or in tandem with, but subsequent to, an option). The Compensation Committee determines when stock appreciation rights become exercisable. The term of a stock appreciation right may be no more than seven years from the date of grant.

Upon the exercise of a stock appreciation right, the holder will have the right to receive the excess of the fair market value of the shares or, at the discretion of the Compensation Committee, such lesser amount, on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination of the same, as the Compensation Committee may determine. Shares issued upon the exercise of a stock appreciation right are valued at their fair market value as of the date of exercise.

Restricted Stock Awards.  Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the Amended 2017 LTIP, and are also available as a form of payment for performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares granted (subject to the limit on shares subject to awards set forth above), and any conditions for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services, but may include a performance-based component. Cash dividends, stock and any other property (other than cash) distributable as a dividend or otherwise with respect to any restricted stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall not be paid until and unless the underlying award vests.

Restricted Stock Unit Awards.  Awards of restricted stock units having a value equal to an identical number of shares may be granted either alone or in addition to other awards granted under the Amended 2017 LTIP, and are also available as a form of payment for other awards granted under the Amended 2017 LTIP and other earned cash-based incentive compensation. Restricted stock units may be paid in cash, shares of common stock or other property, or a combination thereof, as determined by the Compensation Committee. The Compensation Committee determines the other terms and conditions of restricted stock units. Cash dividends, stock and any other property (other than cash) distributable as a dividend or otherwise with respect to any restricted stock unit award shall either (a) not be paid at all, or (b) be accumulated, be subject to restrictions and risk of forfeiture to the same extent as the restricted stock units with respect to which such cash, stock or other property has been distributed and be paid at the time, and to the extent, such restrictions and risk of forfeiture lapse.

Performance Awards.  Performance awards provide participants with the opportunity to receive cash, shares of common stock or other property, or any combination thereof, based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above, the Compensation Committee has the discretion to determine (a) the number of shares of common stock under, or the dollar value of, a performance award, and (b) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance goals. Cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any award of performance shares shall either (i) not be paid at all, or (ii) be accumulated, be subject to restrictions and risk of forfeiture to the same extent as the performance shares with respect to which such cash, stock or other property has been distributed and be paid at the time, and to the extent, such restrictions and risk of forfeiture lapse.

At the Compensation Committee’s discretion, performance goals may be based on the attainment of specified levels of the performance goals or metrics or criteria specified in the Amended 2017 LTIP selected by the Compensation Committee. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, in accordance with accounting principles established by the International Accounting Standards Board, or IASB Principles, or adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. Such performance goals also may be based solely by reference to our performance or the performance of one or more of our affiliates, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. At the time a performance award is granted, the Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings or discontinued operations, (b) items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (c) an event either not directly related to our operations or not within the reasonable control of our management, or (d) the cumulative effects of tax or accounting changes in accordance with US generally accepted accounting principles.

48	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

Dividends; Dividend Equivalents.  Awards other than options and stock appreciation rights may, if so determined by the Compensation Committee, provide that the participant will be entitled to receive cash, or stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends declared with respect to shares of common stock covered by an award. Such amounts shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested and in all events shall be subject to the same vesting or performance conditions as the underlying award and shall not be paid until and unless the underlying award vests.

Termination of Service.  The Compensation Committee will determine and set forth in each award agreement whether an award will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a participant terminates employment or service with us, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. With regard to options and stock appreciation rights, if the sale of any common stock received on exercise of an option or a stock appreciation right following the termination of the participant’s employment by or services to us (other than for cause) would be prohibited at any time solely because the issuance of the shares would violate (a) the registration requirements under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or the Securities Act, (b) our insider trading policy, or (c) a “lock-up” agreement undertaken in connection with our issuance of securities, then the option or stock appreciation right will terminate on the earlier of (i) the expiration of a total period of 90 days (that need not be consecutive) after the termination of the participant’s employment by or services to us during which the exercise of the option or stock appreciation right would not be in violation of any of such registration requirement, insider trading policy or lock-up agreement, and (ii) the expiration of the term of the option or stock appreciation right as set forth in the applicable award agreement.

Reduced Time Commitment.  In the event a participant’s regular level of time commitment in the performance of his or her services for us and any affiliates is reduced (for example, and without limitation, if the participant is one of our employees and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any award to the participant, the Compensation Committee has the right in its sole discretion to (a) make a corresponding reduction in the number of shares or cash amount subject to any portion of such award that is scheduled to vest or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such award. In the event of any such reduction, the participant will have no right with respect to any portion of the award that is so reduced.

No Repricing.  The Amended 2017 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained. For purposes of the Amended 2017 LTIP, a “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award (except for awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we combine) under the Amended 2017 LTIP if the exercise price of the cancelled option or grant price of the cancelled stock appreciation right is greater than the fair market value of the common stock, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules.

Nontransferability of Awards.  Except as provided in the next sentence, an award granted under the Amended 2017 LTIP is not transferable other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Compensation Committee may provide in an award agreement that a participant may transfer an award (other than an incentive stock option) to a family member (whether by gift or a domestic relations order for no consideration) under such terms and conditions determined by the Compensation Committee. Options and stock appreciation rights may not be transferred to a third party financial institution for value.

Clawback Policy.  All awards granted under the Amended 2017 LTIP will be subject to recoupment in accordance with any clawback policy we adopt, including any clawback policy we adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, our Board of Directors may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate.

Adjustments upon Changes in Capitalization.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the Amended 2017 LTIP, the number and class of shares of awards outstanding under the Amended 2017 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control.  The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the Amended 2017 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

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To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the Compensation Committee, in its discretion, will determine.

Effective Date.  The Amended 2017 LTIP will be effective upon its approval by stockholders at our 2019 Annual Meeting.

Amendment and Termination of the Amended 2017 LTIP.  Our Board of Directors may alter, amend, suspend or terminate the Amended 2017 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the Nasdaq Stock Market for stockholder approval. Our Board of Directors may not, without stockholder approval to the extent required by law, amend the Amended 2017 LTIP to increase the number of shares available for awards under the Amended 2017 LTIP, expand the types of awards available under the Amended 2017 LTIP, materially expand the class of persons eligible to participate in the Amended 2017 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), or increase the maximum term of the plan or of any options and stock appreciation rights. Our Board of Directors may not, without the approval of our stockholders, take any action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules (including a reduction in the exercise price of an option or stock appreciation right or the exchange of an option or stock appreciation right for cash or another award if the option or grant price is greater than the fair market value of the common stock). No such action by our Board of Directors may alter or impair any award previously granted under the Amended 2017 LTIP without the written consent of the participant. The Amended 2017 LTIP will expire on the 10th anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

US Federal Income Tax Consequences.  The following discussion summarizes certain federal income tax considerations of awards under the Amended 2017 LTIP. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the excess, if any, of the fair market value of the shares at the exercise date or the sale price of the shares, whichever is lower, over the exercise price. Any gain or loss recognized on such sale of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon exercise, the optionee recognizes taxable ordinary income measured by the excess of the fair market value of the shares on the exercise date over the exercise price. Upon a disposition of such shares by the optionee, any difference between the amount recognized on the sale and the fair market value of the shares on the exercise date is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights.  No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will recognize ordinary income in the year of exercise in an amount equal to the sum of the amount of any cash received and the fair market value of any common stock or other property received upon the exercise.

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Restricted Stock Awards and Performance Awards. Generally, the recipient of a restricted stock award or a performance award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Restricted Stock Units. Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception from the requirements of Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. Unless an exemption is available, to conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If the stock units do not comply with or qualify for an exception from the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Company Tax Deduction.  We generally will be entitled to a tax deduction in connection with an award under the Amended 2017 LTIP (subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation) in an amount equal to the ordinary income recognized by a participant and at the time the participant recognizes such income (for example, on the exercise of a nonstatutory stock option). Section 162(m) may limit the deductibility of compensation paid to the chief executive officer and to each of the three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or an exemption from such deduction limitation is applicable and available.

The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain performance-based compensation arrangements already in place as of November 2, 2017. Accordingly, any awards granted under the Amended 2017 LTIP are not eligible to qualify for any exemption from such deduction limitation. The Compensation Committee reserves the right to grant awards under the Amended 2017 LTIP that result in compensation to our covered officers in excess of the $1 million Section 162(m) deduction limitation.

Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing the “performance-based compensation” exception from the deduction limit, no assurance can be given that any awards that were previously granted under the 2017 LTIP, that may have been intended to satisfy the requirements for the “performance-based compensation” exception under Section 162(m) will, in fact, be exempt. Further, the Compensation Committee reserves the right to modify 2017 LTIP awards that were initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs.

New Plan Benefits

The amounts allocable under the Amended 2017 LTIP to our executive officers and employees are not determinable because the Amended 2017 LTIP does not provide for set benefits or amounts with respect to awards granted under the Amended 2017 LTIP, and we have not approved any awards that are conditioned on stockholder approval of this Proposal 3. However, as described above under “Director Compensation,” we have a policy of granting options and restricted stock units to our non-employee directors at each annual meeting and upon initial appointment to the board.

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Plan Benefits

The table below shows, as to the listed individuals and specified groups, the number of shares subject to awards previously granted under the 2017 LTIP (even if not currently outstanding) since its approval by the stockholders on June 13, 2017 and through April 12, 2019.

Name	Options	Awards
Named executive officers
Amit D. Munshi	595,000	23,400
President and Chief Executive Officer
Kevin R. Lind	205,000	12,600
Executive Vice President and Chief Financial Officer
Vincent E. Aurentz	205,000	18,000
Executive Vice President and Chief Business Officer
Steven W. Spector, J.D.	205,000	12,600
Executive Vice President, General Counsel and Secretary
Preston S. Klassen, M.D., M.H.S.	205,000	12,600
Executive Vice President, R&D and Chief Medical Officer
Director Nominees*
Jayson Dallas, M.D., Director	20,000	3,050
Oliver Fetzer, Ph.D., Director	20,000	3,050
Kieran T. Gallahue, Director	7,083	4,744
Jennifer Jarrett, Director	27,500	3,050
Garry A. Neil, M.D., Director	20,000	3,050
Tina S. Nova, Ph.D., Director, Chair of the Board	20,000	3,050
Manmeet S. Soni, Director	5,000	3,650
Randall E. Woods, Director	20,000	3,050
All current executive officers as a group	1,415,000	79,200
All current non-employee directors as a group	139,583	26,694
Each associate of any director or executive officer	—	—
Each other person who received or is to receive 5% of rights granted under the 2017 LTIP	—	—
All employees, including all current officers who are not executive officers, as a group	4,806,440	217,800
*

Prior grants made to Amit D. Munshi, our President and Chief Executive Officer, as listed above in the table. Mr. Munshi is a Director Nominee but does not receive additional equity awards for his services as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2017 LONG-TERM INCENTIVE PLAN.

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APPROVAL OF THE ARENA PHARMACEUTICALS, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 4)

We are asking our stockholders to approve the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan, or the ESPP, at the 2019 Annual Meeting. The ESPP was approved by the Compensation Committee on April 15, 2019, subject to approval by our stockholders.

Approval of the ESPP will allow us to provide our employees with the opportunity to acquire an ownership interest in Arena through their participation in the ESPP, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.

If this Proposal 4 is approved by our stockholders, the maximum number of shares of our common stock that may be issued under the ESPP will be 1,000,000 shares. We do not maintain any other employee stock purchase plans. As of the Record Date, a total of 49,570,066 shares of our common stock were outstanding. The ESPP share reserve represents approximately 2% of the total number of shares of our common stock outstanding as of the Record Date.

If this Proposal 4 is approved by our stockholders, the ESPP will become effective as of the date of the 2019 Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the ESPP will not become effective.

Summary of the 2019 Employee Stock Purchase Plan

The material features of the ESPP are described below. The following description of the ESPP is a summary only and is qualified in its entirety by reference to the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety, which is attached hereto as Appendix B.

Purpose.  The purpose of the ESPP is to provide a means by which our employees may be given an opportunity to purchase shares of our common stock, to assist us in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success. The ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. In addition, purchase rights may be granted under a component that does not qualify for such favorable tax treatment when necessary or appropriate to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.

Administration.  The Board of Directors has the power to administer the ESPP and may also delegate administration of the ESPP to a committee comprised of one or more members of the Board of Directors. The Board of Directors has delegated administration of the ESPP to the Compensation Committee, but retains concurrent authority to administer the ESPP. The Board of Directors and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 4. The Plan Administrator has the final power to construe and interpret both the ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any of our parent or subsidiary companies will be eligible to participate in the ESPP.

Stock Subject to ESPP. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the ESPP is 1,000,000 shares. If any rights granted under the ESPP terminate without being exercised in full, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. The shares of common stock issuable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

Offerings.  The ESPP will be implemented by offerings of rights to purchase our common stock to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although not inconsistent with the provisions of the ESPP or the requirements of applicable laws). Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).

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The Plan Administrator has the discretion to structure an offering so that if the fair market value of our common stock on the first trading day of a new purchase period within the offering period is less than or equal to the fair market value of our common stock on the first day of the offering period, then that offering will terminate immediately as of that first trading day, and the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

Eligibility—Broad-Based Participation. Any individual who is employed by us (or by any of our parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the ESPP) may participate in offerings under the ESPP, provided such individual has been employed by us (or our parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year. The Plan Administrator may also provide in any offering that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the ESPP.

No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of our common stock (determined based on the fair market value of the shares at the time such rights are granted) under all our employee stock purchase plans and any employee stock purchase plans of our parent or subsidiary companies for each calendar year during which such rights are outstanding.

As of March 31, 2019, we had approximately 199 employees, including approximately 19 employees of our Swiss subsidiary Arena Pharmaceuticals Development GmbH.

Participation in the ESPP; Limits on Employee Contributions. An eligible employee may enroll in the ESPP by delivering to us, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case which may not exceed 20% of such employee’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price.

Purchase Price. The purchase price per share at which shares of our common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of our common stock on the purchase date. As of the Record Date, the closing price of our common stock as reported on the Nasdaq Global Select Market was $45.92 per share. The ESPP does not provide for Company matching contributions.

Payment of Purchase Price; Payroll Deductions. The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

Purchase Limits. In connection with each offering made under the ESPP, the Plan Administrator may specify (i) a maximum number of shares of our common stock that may be purchased by any participant on any purchase date pursuant to such offering, which, in any case, may not exceed 20% of such employee’s eligible earnings during the offering period, (ii) a maximum aggregate number of shares of our common stock that may be purchased by all participants pursuant to such offering, and/or (iii) a maximum aggregate number of shares of our common stock that may be purchased by all participants on any purchase date pursuant to such offering. If the aggregate purchase of shares of our common stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.

Withdrawal. Participants may withdraw from a given offering by delivering a withdrawal form to us and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the ESPP.

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Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by us or any of our parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest.

Restrictions on Transfer.  Rights granted under the ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by us, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.

Changes in Capitalization. In the event of certain changes in our capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the ESPP; (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding purchase rights; and (iii) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering.

Effect of Certain Corporate Transactions. In the event of a corporate transaction (as defined in the ESPP and described below), (i) any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights granted under the ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction) for such outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase shares of our common stock within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights will terminate immediately after such purchase.

For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.

Duration, Amendment and Termination. The Plan Administrator may amend or terminate the ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law or listing requirements.

Any outstanding purchase rights granted before an amendment or termination of the ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Notwithstanding anything in the ESPP or any offering to the contrary, the Plan Administrator will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, if applicable; (ii) permit contributions in excess of the amount designated by a participant and/or via a cash or check payment in lieu of payroll deductions to adjust for mistakes in Arena’s processing of properly completed contribution elections, (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with that participant’s contributions, (iv) amend any outstanding purchase rights or clarify any ambiguities regarding the terms of any offering or purchase period to enable the purchase rights to qualify under and/or comply with Section 423 of the Code, and (v) establish other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the ESPP and to correct for mistakes in Arena’s processing of properly completed contribution elections; provided in each case that such actions qualify under and/or comply with Section 423 of the Code. Any such actions by the Plan Administrator will not be considered to alter or impair any purchase rights granted under an offering as they are part of the initial terms of each offering and the purchase rights granted under each offering.

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Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Rights granted under the ESPP to our U.S. employees are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. In addition, the Board of Directors and the Compensation Committee have not granted any purchase rights under the ESPP that are subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the ESPP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2018 if the ESPP had been in effect, are not determinable. Our non-employee directors will not be eligible to participate in the ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 EMPLOYEE STOCK PURCHASE PLAN

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	5,898,549	*	$30.15	5,899,724***
Equity compensation plans not approved by security holders	669,350	**	16.08	—
Total	6,567,899		$28.71	5,899,724***

*

Includes stock options to purchase 5,871,855 shares of our common stock with a per share weighted-average exercise price of $30.29. Also includes (i) 26,694 restricted stock unit awards with no exercise price.

**	Represents inducement stock options to purchase 669,350 shares of our common stock reserved for inducement awards.

***

Stock options and stock appreciation rights granted under our 2017 Long-Term Incentive Plan, as amended and restated, or 2017 LTIP, reduce the available number of shares under our 2017 LTIP by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under our 2017 LTIP reduce the available number of shares by 1.9 shares for every share issued. In addition, shares that are released from awards granted under any of our prior long-term incentive plans or the 2017 LTIP because the awards expire, are forfeited or are settled for cash will increase the number of shares available under our 2017 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.9 shares for each share released from a restricted stock award or restricted stock unit award. Shares we withhold to satisfy any tax withholding obligation with respect to an award under any of our prior long-term incentive plans or the 2017 LTIP will not increase the share reserve.

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Audit Committee

Audit Committee Report

The material in this report required by Item 407(d)(3) of Regulation S-K is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Our management has the primary responsibility for our financial reporting process, accounting principles and internal controls as well as the preparation of our financial statements. The Audit Committee oversees our financial reporting process on behalf of our Board of Directors.

In fulfilling its responsibilities, the Audit Committee appointed KPMG LLP, an independent registered public accounting firm, or KPMG, as our independent auditors for our 2018 fiscal year. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management our audited consolidated financial statements and the adequacy of our internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit, the independent auditors’ evaluations of our internal control over financial reporting, and the overall quality of our financial reporting. The meetings were also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC. The Audit Committee has also appointed KPMG as our independent auditors for the fiscal year ending December 31, 2019.

THE AUDIT COMMITTEE

Jennifer Jarrett, Chair
Kieran T. Gallahue
Manmeet S. Soni

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Independent Registered Public Accounting Firm

Independent Auditors’ Fees

The following table presents aggregate fees for the fiscal years ended December 31, 2018, and 2017, for professional services rendered by KPMG:

	Fiscal Years Ended December 31,
	2018	2017
Audit Fees (1)	$725,725	$1,051,431
Audit-Related Fees (2)	—	1,780
Tax Fees (3)	42,500	107,886
Total	$768,225	$1,161,097

(1)

Consisted of fees paid for professional services for the integrated audit of our annual consolidated financial statements, review of condensed consolidated financial statements included in our quarterly reports and services provided in conjunction with the statutory audit for our Swiss subsidiaries Arena Pharmaceuticals GmbH and Arena Pharmaceuticals Development GmbH. Also included are fees related to comfort letter procedures in connection with equity offerings and review of registration statements on Forms S-8.

(2)	Fees were related to our subscription to an online accounting research service.
(3)	Fees were primarily related to services in connection with transfer pricing valuation services.
(4)	There were no fees billed in the years ended December 31, 2018 and 2017, for products or services provided by KPMG other than those disclosed in this table.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for pre-approving all audit and non-audit services to be performed by our independent auditors. The policy requires pre-approval of all services rendered by our independent auditors either as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on a case-by-case basis. The Audit Committee has authorized its Chair to pre-approve individual expenditures of audit and non-audit services. Any pre-approval decision must be reported to the Audit Committee at the next regularly scheduled Audit Committee meeting. All audit, audit-related and tax fees for 2018 and 2017 described above were pre-approved by the Audit Committee.

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RATIFICATION OF INDEPENDENT AUDITORS (PROPOSAL 5)

The Audit Committee has appointed KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Our Board of Directors is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice.

Stockholders are requested in this Proposal 5 to ratify the appointment of KPMG. To ratify the appointment of KPMG, a majority of the votes cast by stockholders entitled to vote on the proposal must vote “FOR” ratification. Abstentions and broker non-votes will have no effect.

In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection of our independent auditors, but may decide not to change its selection. Even if the appointment is ratified, the Audit Committee may appoint different independent auditors at any time if it determines that such a change would be in the stockholders’ best interest.

Representatives of KPMG are expected to be present at the 2019 Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our executive officers, our 10% or greater stockholders, and certain other persons to file reports of ownership of our equity securities and changes in such ownership with the SEC and Nasdaq and to furnish us with copies of such reports.

To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, our executive officers, our 10% or greater stockholders and other persons required to file reports were complied with during the fiscal year ended December 31, 2018.

Stockholder Proposals for the 2020 Annual Meeting

To be considered for inclusion in our proxy statement for next year’s annual meeting, stockholder proposals must be in writing, addressed to our Corporate Secretary, and be received at our executive offices at 6154 Nancy Ridge Drive, San Diego, California 92121, no later than January 1, 2020. If you wish to submit a proposal (including a director nomination) that is not to be included in our proxy materials for next year’s annual meeting, notice of any such proposal must be received at our executive offices no later than February 20, 2020, and no earlier than January 31, 2020. The above dates in this section may change under circumstances set forth in our Bylaws or if we amend the relevant provisions in our Bylaws. If we amend our Bylaws, we will file the amended Bylaws with the SEC. Stockholders may request a copy of the bylaw provisions relating to stockholder proposals from our Corporate Secretary at the same address. You are also advised to review our Bylaws, which contain additional requirements for advance notice of stockholder proposals.

Notices of intention to present proposals at the 2020 annual meeting of stockholders should be addressed to our Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and any other applicable requirements.

Annual Report

Our annual report for the 2018 fiscal year (as well as this proxy statement) is available on our investor relations home page of our website at http://invest.arenapharm.com/ for all stockholders entitled to notice of and vote at the 2019 Annual Meeting. We are also mailing to certain stockholders a copy of such annual report concurrently with this proxy statement. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

Annual Report on Form 10-K

WE WILL MAIL STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. WE WILL FURNISH STOCKHOLDERS A COPY OF ANY EXHIBIT TO SUCH REPORT UPON WRITTEN REQUEST AND PAYMENT OF OUR REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARENA PHARMACEUTICALS, INC., 6154 NANCY RIDGE DRIVE, SAN DIEGO, CALIFORNIA 92121. OUR SEC FILINGS ARE ALSO AVAILABLE ON OUR WEBSITE AT WWW.ARENAPHARM.COM.

ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement	61

Householding of Proxy Materials

The SEC’s rules permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements, annual reports and Internet Notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement and one annual report or Internet Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially results in a reduced usage of natural resources and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement and one annual report or Internet Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Any stockholder at a shared address to which a single copy of the documents or Internet Notice was delivered and who wishes to receive a separate copy of the documents or Internet Notice can request a copy of such documents or notice by sending a written request to Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121, or by contacting our Corporate Secretary at 858.453.7200 and we will promptly deliver the requested documents or notice. Also, if, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report or Internet Notice in the future, please notify your broker or direct your written request to Corporate Secretary, Arena Pharmaceuticals, Inc., 6154 Nancy Ridge Drive, San Diego, California 92121, or contact our Corporate Secretary at 858.453.7200. Stockholders who currently receive multiple copies of the proxy statement or Internet Notice at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

Our Board of Directors knows of no other business that will be presented for consideration at the 2019 Annual Meeting. If other matters are properly brought before the 2019 Annual Meeting, however, it is the intention of the persons named in the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: April 30, 2019

By Order of our Board of Directors

Steven W. Spector Executive Vice President, General Counsel and Secretary

62	ARENA PHARMACEUTICALS, INC.	2019 Proxy Statement

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APPENDIX A

ARENA PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2017 LONG-TERM INCENTIVE PLAN

Arena Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, hereby adopts the following Amended and Restated 2017 Long-Term Incentive Plan (the “Restatement”) which amends and restates the terms of the Company’s Amended and Restated 2017 Long-Term Incentive Plan that was previously in effect (the “Plan”) contingent and effective as set forth in Section 13.13.

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining employees, directors, consultants and advisors of the Company and its Affiliates who are expected to contribute to the Company’s success and achieve long-term objectives that will benefit the stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1.“Affiliate” shall mean, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board or the Committee shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

2.2.“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3.“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted hereunder, including through an electronic medium.

2.4.“Board” shall mean the Board of Directors of the Company.

2.5.“Cause” shall mean, unless otherwise provided in an Award Agreement or another agreement between the Participant and the Company or an Affiliate or a plan maintained by the Company or an Affiliate in which the Participant participates, a determination by the Committee that the Participant has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, or has breached any written noncompetition or nonsolicitation agreement between the Participant and the Company or has engaged in such other behavior detrimental to the interests of the Company as the Committee determines in its sole discretion. Any determination of “cause” for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. Notwithstanding the foregoing, neither this provision nor the Plan is intended to, and neither shall be interpreted in a manner that limits or restricts a participant from exercising any legally protected whistleblower rights (including pursuant to Rule 21F under the Securities Exchange Act of 1934).

2.6.“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7.“Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code to the extent applicable, and (iii) an “independent director” for purpose of the rules of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded) to the extent required by such rules.

2.8.“Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Affiliate, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital‑raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.9.INTENTIONALLY RESERVED

2.10.“Director” shall mean a non-employee member of the Board.

2.11.“Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.12.“Employee” shall mean any employee of the Company or any Affiliate and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Affiliate.

2.13.“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14.“Fair Market Value” shall mean, with respect to Shares as of any date, (i) the per Share closing price of the Shares as reported on the Nasdaq Stock Market on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported), (ii) if the Shares are not then listed on the Nasdaq Stock Market, the closing price on such other principal U.S. national securities exchange on which the Shares are listed (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported); or (iii) if the Shares are not listed on a U.S. national securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.15.“Incentive Stock Option” shall mean an Option which when granted is intended to be, and qualifies as, as an incentive stock option for purposes of Section 422 of the Code.

2.16.“Limitations” shall have the meaning set forth in Section 10.5.

2.17.“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.18.“Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.19.“Payee” shall have the meaning set forth in Section 13.1.

2.20.“Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.21.“Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.22. “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.23.“Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.24.“Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.25.“Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.26.“Prior Plans” shall mean, collectively, the Company’s 2006 Long-Term Incentive Plan, as amended, 2009 Long-Term Incentive Plan, 2012 Long-Term Incentive Plan and 2013 Long-Term Incentive Plan. Awards granted under the Prior Plans continue to be governed under the terms of those Prior Plans.

2.27.“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.29.“Restricted Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.30.“Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of cash, Shares or such other property as the Committee shall determine, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.31.“Returning Shares” means any shares subject to stock options or other stock awards granted under our Prior Plans that are released because the awards expire, are forfeited or are settled for cash.

2.32. “Shares” shall mean the shares of common stock, $0.0001 par value, of the Company.

2.33.“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.34.“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.35.“Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1Number of Shares.

(a)Subject to adjustment as provided in Section 3.1(b) and Section 12.2, as of the effective date of this Restatement of the Plan, a total of 3,520,170 Shares will be available for issuance under the Plan, less one (1) Share for every one (1) Share that was subject to an Option or Stock Appreciation Right granted under the Plan after March 31, 2019, and prior to the effective date of this Restatement, and 1.75 Shares for every one (1) Share that was subject to an award other than an Option or Stock Appreciation Right granted under the Plan after March 31, 2019, and prior to the effective date of this Restatement. Any Shares that are subject to Options or Stock Appreciation Rights granted under the Plan after the effective date of this Restatement shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights granted under the Plan after the effective date of this Restatement shall be counted against this limit as 1.75 Shares for every one (1) Share granted. After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under the Prior Plans.

(b)If after March 31, 2019, (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after March 31, 2019, any Shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, or to satisfy any tax withholding obligation with respect to any Award, (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof, and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the Prior Plans.

(c)Shares issued under Substitute Awards that qualify for an exemption from the applicable stockholder-approval requirements under Nasdaq Listing Rule 5635(c) or its successor shall not reduce the Shares authorized for grant under the Plan and shall not be subject to the applicable Limitations authorized for grant to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above.

(d)Any Shares that again become available for grant pursuant to this Section shall be added back as (i) one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and (ii) as 1.75 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plans.

3.2.Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The Company will keep available at all times the number of Shares reasonably required to satisfy then-outstanding Awards.

3.3.Non-Employee Director Aggregate Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the Company’s annual meeting of stockholders for the next subsequent year, including Awards granted and cash fees paid or payable by the Company to such Director, will not exceed (i) $750,000 in total value or (ii) in the event such Director is first appointed or elected to the Board during such period, or with respect to a lead director or chairman role $1,000,000 in total value, in each case calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes. For the avoidance of doubt, any compensation shall be counted towards this limit for the service year in which it is earned (and not when settled or paid in the event it is deferred).

3.4Minimum Vesting Period.  Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum Vesting Period with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.1(a) (subject to adjustment under Section 12.2); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1.Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2.Administration.

(a)The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder (including the power to amend outstanding Awards waive or accelerate any vesting terms or restrictions); (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Affiliate. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)To the extent not inconsistent with applicable law, including the Delaware General Corporation Law, or the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded), the Committee may delegate to: (i) a committee of one or more members of the Board the authority to take action on behalf of the Committee under the Plan including the right to grant, cancel, suspend or amend Awards and (ii) one or more “executive officers” within the meaning of Rule 16a-1(f) of the Exchange Act or a committee of executive officers the right to grant Awards to Employees who are not executive officers of the Company (provided that the Committee resolutions regarding such delegation will specify the total number of Shares that may be subject to the Awards granted by such person or persons) and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not directors or executive officers of the Company.

(d)The Board in its discretion may ratify and approve actions taken by the Committee. In addition, to the extent not inconsistent with applicable law or the rules and regulations of the Nasdaq Stock Market or such other principal U.S. national securities exchange on which the Shares are traded, the Board may take any action under the Plan that the Committee is authorized to take. In the event the Board takes such action references to the Committee hereunder shall be understood to refer to the Board.

5.	OPTIONS

5.1.Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.Award Agreements.  All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or Substitute Awards), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded).

5.4.Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

5.5.Exercise of Options.

(a)Vested Options granted under the Plan may be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may from time to time prescribe.

(b)Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation), valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(c)Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes (in accordance with Section 13.1); provided, however, any fractional Share shall be settled in cash.

(d)No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Employee’s death or disability, (ii) upon a corporate transaction in which such Option is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Employee’s retirement (as such term may be defined in the Employee’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

5.6.Form of Settlement.  In its sole discretion, the Committee may provide in the form of Award Agreement that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7.Incentive Stock Options.  The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Affiliate, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under the Plan on and after the date this Restatement of the Plan is effective is 3,520,170 Shares less the number of Shares issued pursuant to “incentive stock options” granted under the Plan after March 31, 2019, and prior to the date this Restatement of the Plan is effective, subject to adjustment as provided in Section 12.2.

5.8.Extension of Termination Date.  Unless otherwise provided in a Participant’s Award Agreement and in the sole determination of the Committee, if the sale of any Common Stock received on exercise of an Option following the termination of the Participant’s employment by or services to the Company (other than for Cause) would be prohibited at any time solely because the issuance of Shares would violate (i) the registration requirements under the Securities Act, (ii) the Company’s insider trading policy, or (iii) a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, then the Option will terminate on the earlier of (a) the expiration of a total period of 90 days (that need not be consecutive) after the termination of the Participant’s employment by or services to the Company during which the exercise of the Option would not be in violation of any of such registration requirement, insider trading policy or lock-up agreement, and (b) the expiration of the term of the Option as set forth in the applicable Award Agreement.

6.	STOCK APPRECIATION RIGHTS

6.1.Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award, in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b)Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)The Committee may impose such other conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price per Share of not less than the Fair Market Value of one Share (x) on the date of grant or (y) if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in exchange for or in conjunction with, but subsequent to, an Option), except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) a term not greater than seven (7) years. In addition to the foregoing, but subject to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (x) lower the grant price per Share of any Stock Appreciation Right after it is granted, (y) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3 or Substitute Awards), and (z) take any other action with respect to any Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded).

(e)In no event may any Stock Appreciation Right granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(f)An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes (in accordance with Section 13.1); any fractional Share shall be settled in cash.

(g)No Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of the Stock Appreciation Right. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Employee’s death or disability, (ii) upon a corporate transaction in which such Stock Appreciation Right is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Employee’s retirement (as such term may be defined in the Employee’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Stock Appreciation Rights may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Appreciation Right will be exempt from his or her regular rate of pay.

(h)Extension of Termination Date.  Unless otherwise provided in a Participant’s Award Agreement and in the sole determination of the Committee, if the sale of any Common Stock received on exercise of a Stock Appreciation Right following the termination of the Participant’s employment by or services to the Company (other than for Cause) would be prohibited at any time solely because the issuance of Shares would violate (i) the registration requirements under the Securities Act, (ii) the Company’s insider trading policy, or (iii) a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, then the Stock Appreciation Right will terminate on the earlier of (a) the expiration of a total period of 90 days (that need not be consecutive) after the termination of the Participant’s employment by or services to the Company during which the exercise of the Stock Appreciation Right would not be in violation of any of such registration requirement, insider trading policy or lock-up agreement, and (b) the expiration of the term of the Stock Appreciation Right as set forth in the applicable Award Agreement.

7.	RESTRICTED STOCK AWARDS

7.1.Grants.  Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards may also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2.Award Agreements.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.

7.3.Rights of Holders of Restricted Stock.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property distributable as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall not be paid until and unless the underlying award vests.

8.	RESTRICTED STOCK UNIT AWARDS

8.1.Grants.  Other Awards of units having a value equal to an identical number of Shares (“Restricted Stock Unit Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Restricted Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2.Award Agreements.  The terms of Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. Restricted Stock Unit Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding anything contained herein to the contrary, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Unit Award shall either (i) not be paid at all, or (ii) be accumulated, and be subject to restrictions and risk of forfeiture to the same extent as the underlying Award and shall not be paid until and unless such restrictions and risk of forfeiture lapse.

8.3.Payment.  Except as provided in Article 10 or as may be provided in an Award Agreement, Restricted Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Restricted Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.	PERFORMANCE AWARDS

9.1.Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant. Notwithstanding anything contained herein to the contrary, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Award of Performance Shares shall either (i) not be paid at all, or (ii) be accumulated, and be subject to restrictions and risk of forfeiture to the same extent as the underlying Award, and shall not be paid unless and until the restrictions and risk of forfeiture lapse.

9.3.Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	PROVISIONS APPLICABLE TO PERFORMANCE-VESTING AWARDS

10.1.INTENTIONALLY RESERVED

10.2.Performance Criteria.  If the Committee determines that an Award shall be subject to the achievement of one or more objective performance goals established by the Committee, then such Award may be based on the attainment of specified levels of one or any combination of the following (or any other metric or goal as the Committee may determine): net sales; revenue; revenue or product revenue growth; bookings; operating income or loss (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); net earnings or loss; earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, earnings or losses before interest and taxes, earnings or losses before interest, taxes and depreciation or earnings or losses before interest, taxes, depreciation and amortization); economic value-added models (or equivalent metrics); comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholder’s equity; market share; achievement of drug development milestones; regulatory achievements including approval of a drug candidate; progress of internal research or clinical programs; progress of partnered programs; implementation or completion of projects and processes; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase) or announcing or presenting preliminary or final data from clinical studies, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; financing; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); sales or licenses of the Company’s assets, including its intellectual property (whether in a particular jurisdiction or territory or globally or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures;

factoring transactions; and recruiting and maintaining personnel. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings or discontinued operations, (b) items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles, (c) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (d) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Notwithstanding the foregoing, the Committee, in its sole discretion, may grant performance-based Awards that are not intended to, and do not, meet the requirements set forth in this Section 10.2.

10.3.Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Award that is subject to this Section 10, the Committee may adjust the amount payable pursuant to such Award.

10.4.Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate.

10.5.Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 800,000 Shares or (ii) Restricted Stock Awards, Performance Awards and/or Restricted Stock Unit Awards during any calendar year that are denominated in Shares and are subject to performance-based vesting under which more than 800,000 Shares may be earned (collectively, the “Limitations”). In addition to the foregoing, during any calendar year no Participant may be granted performance-based vesting Awards that are denominated in cash under which more than $10,000,000 may be earned.

11.	CHANGE IN CONTROL PROVISIONS

11.1.Impact on Certain Awards.  The Committee, in its discretion, may determine that in the event of a Change in Control of the Company (as defined in Section 11.3) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is less than the Option per Share option price or Stock Appreciation Right per Share grant price.

11.2.Assumption or Substitution of Certain Awards.

(a)To the extent provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within the time period following such Change in Control set forth in the Award Agreement (or prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for the period of time set forth in the Award Agreement, (ii) the restrictions, limitations and other conditions applicable to Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Restricted Stock Unit Awards or any other Awards shall lapse, and such Restricted Stock Unit Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section, an Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company, to the extent that the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Performance Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and conditions on Restricted Stock not assumed or substituted for (or continued) shall lapse and the Restricted Stock shall become free of all restrictions, limitations and conditions and become fully vested, (iii) the restrictions limitations and conditions applicable to any Restricted Stock Unit Awards or any other Awards not assumed or substituted for (or continued) shall lapse, and such Restricted Stock Unit Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant, (iv) all Performance Awards not assumed or substituted for (or continued) shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (v) all Awards not assumed or substituted for (or continued) shall terminate immediately after the Change in Control.

(c)The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess (if any) of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(i)During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii)Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Affiliate, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(iii)The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.	GENERALLY APPLICABLE PROVISIONS

12.1.Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded); provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2); (b) expand the types of awards available under the Plan; (c) materially expand the class of persons eligible to participate in the Plan; (d) amend any provision of Section 5.3 or the last sentence of Section 6.2(d); or (e) increase the maximum permissible term of the Plan or of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d). The Board may not without the approval of the Company’s stockholders cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded), including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award when the option price or grant price per Share exceeds the Fair Market Value of one Share. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and pursuant to Section 3.3, the Limitations, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.Transferability of Awards.  Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to a “family member” as such term is defined in the General Instructions to Form S-8 (whether by gift or a domestic relations order for no consideration); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Options and Stock Appreciation Rights may not be transferred to a third party financial institution for value.

12.4.Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, Dividend Equivalents shall in all events be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited and shall not be paid until and unless the underlying Award vests.

13.	MISCELLANEOUS

13.1.Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s maximum statutory tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award, subject to the discretion of the Committee and in accordance with Company policies.

13.2.Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan. In addition, in the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Compensation Committee has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

13.3.Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have accepted the Award in accordance with the procedures established by the Company, and otherwise complied with the then applicable terms and conditions.

13.4.Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.Cancellation of Award.

(a)Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by, or providing services to, the Company or any Affiliate or after termination of such employment or services, establishes a relationship with a competitor of the Company or any Affiliate or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company. In addition, all Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts, including any clawback policy the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate.

(b)In the event the Participant ceases to be employed by, or provide services to, the Company on account of a termination for Cause by the Company, any Award held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide services to, the Company. In addition, notwithstanding any other provisions of this Section, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing services to, the Company or after the Participant’s termination of employment or services, any Awards held by the Participant shall immediately terminate. In the event a Participant’s employment or services is terminated for Cause, in addition to the immediate termination of all Awards, the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the option price paid by the Participant for such shares.

13.6.Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7.Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.8.Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.Severability.  The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10.Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13.Effective Date of Plan; Effective Date of Restatement; Termination of Plan.  The Plan originally became effective on June 13, 2017. This Restatement of the Plan is adopted contingent and effective as of the date of its approval by the holders of the shares entitled to vote at a duly convened meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15.Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

Should any payments made in accordance with the Plan to a “specified employee” (as defined under Section 409A of the Code) be determined to be payments from a nonqualified deferred compensation plan and are payable in connection with a Participant’s “separation from service” (as defined under Section 409A of the Code), that are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant’s separation from service, and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be paid in a lump sum on the earlier of the date that is six (6) months and one day after the Participant’s date of separation from service or the date of the Participant’s death. For purposes of Section 409A of the Code, the payments to be made to a Participant in accordance with this Plan shall be treated as a right to a series of separate payments.

13.16.Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

APPENDIX B

ARENA PHARMACEUTICALS, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

1.	General; Purpose.

(a)The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b)The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c)The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	Administration.

(a)The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b)The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)     To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)    To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan, (B) whether such Related Corporations will participate in the 423 Component or the Non-423 Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Related Corporations in the 423 Component will participate.

(iii)   To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)   To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v)    To suspend or terminate the Plan at any time as provided in Section 12.

(vi)   To amend the Plan at any time as provided in Section 12.

(vii)  Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Related Corporation designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.

(c)If administration is conducted by the Committee, the Committee will have, in connection with the administration of the Plan, the powers of the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Board in this Plan and in any applicable Offering Document will thereafter be to the Committee or subcommittee, as applicable, except where context dictates otherwise), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time. The Board retains the authority to concurrently administer the Plan with the Committee. The Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	Shares of Common Stock Subject to the Plan.

(a)Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 1,000,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b)If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	Grant of Purchase Rights; Offering.

(a)The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c)The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	Eligibility.

(a)Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component.

(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)     the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)    the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)   the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d)As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f)Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.	Purchase Rights; Purchase Price.

(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 20% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i)     an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)    an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	Participation; Withdrawal; Termination.

(a)An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

(b)During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual as soon as practicable all of his or her accumulated but unused Contributions.

(d)Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Related Corporation that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e)During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.	Exercise of Purchase Rights.

(a)On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless the payment of interest is otherwise required by Applicable Law).

(c)No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.	Authorizations.

(a)With respect to U.S. Participants the Company will seek to obtain from each Governing Entity such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder to such Participants unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan to U.S. Participants, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights to such Participants.

(b)With respect to Non-U.S. Participants the Company may, but is not obligated to, seek to obtain from each Governing Entity such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder to such Participants. If the Company does not obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan to Non-U.S. Participants, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights to such Participants.

10.	Designation of Beneficiary.

(a)The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	Adjustments upon Changes in Common Stock; Corporate Transactions.

(a)In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b)In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	Amendment, Termination or Suspension of the Plan.

(a)The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b)The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws.

Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.	Tax Qualification; Tax Withholding.

(a)Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, the amount necessary to satisfy such withholding obligation may be withheld (i) from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation or (ii) from the proceeds of the sale of shares of Common Stock acquired under the Plan.

14.	Effective Date of Plan.

The Plan will become effective upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.	Miscellaneous Provisions.

(a)Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d)The provisions of the Plan will be governed by the laws of the State of California without resort to that state’s conflict of laws rules.

16.	Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b)“Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the Nasdaq Stock Market or the Financial Industry Regulatory Authority).

(c)“Board” means the Board of Directors of the Company.

(d)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e)“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f)“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g)“Common Stock” means the common stock of the Company.

(h)“Company” means Arena Pharmaceuticals, Inc., a Delaware corporation.

(i)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)    a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)“Director” means a member of the Board.

(l)“Effective Date” means the date of the annual meeting of stockholders of the Company held in 2019, provided that this Plan is approved by the Company’s stockholders at such meeting.

(m)“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n)“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o)“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(p)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(q)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and in a manner that complies with Sections 409A of the Code.

(r)“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market and the Financial Industry Regulatory Authority).

(s)“Governing Entity” means each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan.

(t)“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(u)“Non-U.S. Participants” means Participants employed by any Related Corporation that is not incorporated or organized in the United States.

(v)“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(w)“Offering Date” means a date selected by the Board for an Offering to commence.

(x)“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(y)“Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(z)“Plan” means this Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(aa)“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(bb)“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(cc)“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(ee)“Securities Act” means the U.S. Securities Act of 1933, as amended.

(ff)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%). For purposes of the foregoing clause (i), the Company will be deemed to “Own” or have “Owned” such securities if the Company, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)“Tax-Related Items” means ny income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(hh)“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

(ii)“U.S. Participants” means Participants employed by the Company or any Related Corporation that is incorporated or organized in the United States.

ARENA PHARMACEUTICALS, INC.
6154 NANCY RIDGE DRIVE
SAN DIGO, CA 92121

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Jayson Dallas, M.D. 02 Oliver Fetzer, Ph.D. 03 Kieran T. Gallahue 04 Jennifer Jarrett 05 Amit D. Munshi
06 Garry A. Neil, M.D. 07 Tina S. Nova, Ph.D. 08 Manmeet S. Soni 09 Randall E. Woods

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000421716_1 R1.0.1.18

ARENA PHARMACEUTICALS, INC. 61or ☐ Abstain ☐ Against ☐   6. To approve the Arena Pharmaceuticals, Inc., 2017 Long-Term Incentive Plan. ☐ ☐ ☐   7. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2017. ☐ ☐ ☐   NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership na(Joint Owners)  Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

ARENA PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 13, 2019, 9:00 AM (Pacific Time)
This proxy is solicited by the Board of Directors

The undersigned stockholder of ARENA PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2019, and the Annual Report to Stockholders, and hereby appoints Amit D. Munshi and Steven W. Spector, Chief Executive Officer and the Secretary, respectively, of the Company, or each of them, as proxies and attorneys-in-fact, with all powers of substitution, to represent and vote, as set forth on the reverse side, the shares of Common Stock of the Company held of record by the undersigned at the close of business on April 24, 2019, at the 2019 Annual Meeting of Stockholders of the Company, which is being held at the offices of the Company at 6154 Nancy Ridge Drive, San Diego, California 92121, on Thursday, June 13, 2019, at 9:00 a.m. (Pacific Time), and at any adjournments or postponements of such meeting, with all powers which the undersigned would possess if personally present at such meeting or at any such postponement or adjournment, and, in their discretion, to vote such shares upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

0000421716_2 R1.0.1.18

Important Notice Regarding the Availabilite undersigned would possess if personally present at such meeting or at any such postponement or adjournment, and, in their discretion, to vote such shares upon any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V.1.1